As filed with the Securities and Exchange Commission on September 20, 2010 1933 Act File No. 333-163101 1940 Act File No. 811-22348

U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO. 1	☒
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 1	☒
(Check appropriate box or boxes)

eUNITs™ 2 Year U.S. Equity Market Participation Trust: Enhanced Upside to Cap / Buffered Downside

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

FREDERICK S. MARIUS
Two International Place, Boston, Massachusetts 02110
Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq. Clair E. Pagnano, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

   ☐   when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)(2)
Common Shares of Beneficial Interest, $0.01 par value	5,000	$10.20	$51,000	$2.85
(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	A registration fee of $2.85 was previously paid in connection with the initial filing filed on November 13, 2009
____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This preliminary prospectus is not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS                                               SUBJECT TO COMPLETION September 20, 2010

eUNITs™ 2 Year U.S. Equity Market Participation Trust:
Enhanced Upside to Cap / Buffered Downside
[               ] Units
Patent Pending

eUNITs™ 2 Year U.S. Equity Market Participation Trust: Enhanced Upside to Cap / Buffered Downside (the “Trust”) is a newly organized Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

Investment Objective. The Trust seeks to provide investors purchasing units of beneficial interest (“Units”) in the initial public offering the opportunity to earn returns over the investment life of the Trust based on the price performance of the S&P 500 Composite Stock Price Index® (the “Index”) as described herein.

The Trust anticipates concluding its investment activities on or about [[    ], 2012] (the “Termination Date”) and making a liquidating cash distribution to Unit holders of the Trust’s net assets within [__] days thereafter. If the Index appreciates over the investment life of the Trust, the Trust seeks to provide a return on the initial net asset value of the Units equal to the percentage change in the price of the Index, up to a maximum return of [22 to 26] percent.  If the Index depreciates over the investment life of the Trust by 15 percent or less, the Trust seeks to return the initial net asset value of the Units.  If the Index depreciates by more than 15 percent over the investment life of the Trust, the Trust seeks to achieve returns on the initial net asset value of the Units that exceed the percentage change in the price of the Index by 15 percent.  (continued on inside front cover)

The Trust is newly organized and the Units have no history of public trading.  Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in this offering and held for the life of the Trust.  The shares of closed-end investment companies registered under the 1940 Act frequently trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis. The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in the Units involves certain risks, including investment risk and possible loss of principal. An investment in the Trust should be considered speculative.  See “Risk Considerations” beginning on page [__] of this prospectus.

[eUNITs™ is a registered trademark of Eaton Vance.]

	Price to Public(1)	Maximum Sales Load(1)	Proceeds to Trust(2)
Per Unit	$10.20	$0.20	$10.00
Total	$	$	$
(see notes on inside front cover page)
Units are expected to be delivered to purchasers on or about [___], 2010.

Eaton Vance Distributors, Inc.

The date of this prospectus is [              ], 2010.

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__________________________________________________________________________________
(notes continued from previous page)

(1)           Units placed to Fee Accounts (as defined herein) will not be assessed a sales load and will be offered at $10.00 per Unit.  Certain Fee Accounts may be assessed transaction or other account fees for the purchase of Units by their broker-dealer or other processing organizations for providing certain transaction or account services. Units placed to non-Fee Accounts are subject to the $0.20 per Unit sales load and will be offered at $10.20 per Unit.

(2)           In addition to the sales load, the Trust will pay offering costs of up to $[0.02] per Unit, estimated to total approximately $[__], which will reduce the “Proceeds to the Trust” (above).  Eaton Vance has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than the sales load) exceeds $[0.02] per Unit.  Eaton Vance has agreed to reimburse all organizational costs of the Trust.

(continued from previous page)

Investment Program.  The Trust’s investment program will consist primarily of: (1) investing substantially all of the initial net assets of the Trust to purchase U.S. Treasury obligations (“Treasuries”) that are expected to mature on or shortly before the Termination Date and (2) entering into private over-the-counter contracts (the “Contracts”) that provide for the Trust to pay or receive cash at Contract settlement based on the price performance of the Index over the life of the Contracts (scheduled to conclude on the Termination Date).  The Contracts are over-the-counter option contracts entered into with various counterparties that provide for multiple embedded puts and calls intended to conform to the price performance of the Index that will match the basis on which the Trust seeks to provide returns to Unit holders pursuant to its investment objective.  The Trust intends to structure the Contracts as integrated over-the-counter contracts with counterparties that are of investment grade quality (i.e., rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by either Standard & Poor’s Ratings Group or by Fitch Ratings) at the time the Trust enters such Contracts.  The Adviser will not choose counterparties based on ratings from credit rating agencies alone, but will apply its own internal credit and investment analysis to determine the Contract counterparties.  The Adviser will also consider a potential counterparty based on its experience and history in the equity derivatives market.  The Trust expects to enter into its initial investments, including the Contracts, immediately following the conclusion of its initial public offering and to maintain a substantially fixed investment program through the life of the Trust.  Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments in Treasuries and the Contracts, and are not guaranteed by any party.   Under normal market circumstances, the Trust will enter into Contracts that provide specified returns based upon the Index with a notional value at least equal to 80 percent of its net assets.

Although the Trust’s investment program is not expected to change materially over the life of the Trust, the net asset value of Units will vary over time due to the performance of the Index, changes in interest rates and other factors.  The Trust is not intended to be a complete investment program and investing therein may not be appropriate for all investors.

Investment Adviser and Sub-Adviser.  The Trust’s investment adviser and administrator is Eaton Vance Management (“Eaton Vance” or the “Adviser”).  As of August 31, 2010, Eaton Vance and its affiliates managed approximately $[  ] billion of assets on behalf of clients.   Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC (“Parametric” or the “Sub-Adviser”) to serve as sub-adviser to the Trust responsible for advice on and execution of the Contracts.

Exchange Listing. The Trust intends to apply for listing of the Units on the [New York Stock Exchange] under the symbol “[__].”   The Trust will seek to maintain the Units’ after-market trading prices approximately equal to such Units’ current net asset value, principally by publishing the Trust’s portfolio information to facilitate price arbitrage between the Units and the Trust’s underlying investments (i.e., giving investors the information necessary to participate in possible arbitrage opportunities as a result of the price differences between the Units and the Trust’s underlying investments).

This prospectus sets forth concisely information you should know before investing in the Units.  Please read and retain this prospectus for future reference.  A Statement of Additional Information dated [___], 2010, has been filed with the SEC.  The Statement of Additional Information, annual and semi-annual reports to Unit holders when available and other information about the Trust can be obtained without charge by calling 1-800-225-6265, by writing to the Trust at the address below or from the Trust’s website (http://www.eatonvance.com).  A table of contents to the Statement of Additional Information is located at page [  ] of this prospectus.  This prospectus

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incorporates by reference the entire Statement of Additional Information.  The Statement of Additional Information is available along with other Trust-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Trust’s address is Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Units do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The Index is determined, composed and calculated by Standard & Poor’s without regard to the Contracts or the Trust.  Standard & Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the Index or any data included therein.  In publishing the Index, Standard & Poor’s make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the Index or any data included therein.  Standard & Poor’s has no obligation to take the needs of the Trust or Unit holders into consideration in determining, composing or calculating the Index.

The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s has not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Trust. Standard & Poor’s makes no representations or warranties, express or implied, regarding the advisability of investing in the Trust or results to be obtained by the Trust, Unit holders or any other person or entity from use of the Index. Standard & Poor’s has no liability in connection with the management, administration, marketing or trading of the Trust.

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You should rely only on the information contained or incorporated by reference in this prospectus.  The Trust has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  The Trust will notify Unit holders promptly of any material change to this prospectus during the period the Trust is required to deliver the prospectus.  The Trust’s business, financial condition and results of operations may have changed since the date of this prospectus.

_________________________________

TABLE OF CONTENTS

Prospectus summary
Trust expenses
The Trust
Use of proceeds
Investment objectives, policies and risks
Management of the Trust
Determination of net asset value
Distributions
Federal income tax matters
Dividend reinvestment plan
Description of capital structure
Underwriting
Custodian and transfer agent
Legal opinions
Reports to shareholders
Independent registered public accounting firm
Additional information
Table of contents of the Statement of Additional Information
The Trust’s privacy policy ……………………………………………………………………….
_________________________________________________________________________________________

Until [___], 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Units, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

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PROSPECTUS SUMMARY
The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus (“Prospectus”) [and the Statement of Additional Information (defined below)].

THE TRUST

eUNITs™ 2 Year U.S. Equity Market Participation Trust: Enhanced Upside to Cap / Buffered Downside (the “Trust”) is a newly organized Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust seeks to provide investors purchasing units of beneficial interest (“Units”) in the initial public offering the opportunity to earn returns over the investment life of the Trust based on the price performance of the S&P 500 Composite Stock Price Index® (the “Index”) as described herein.  The Trust anticipates concluding its investment activities on or about [____________, 2012] (the “Termination Date”) and making a liquidating cash distribution to Unit holders of the Trust’s net assets within [__] days thereafter. If the Index appreciates over the investment life of the Trust, the Trust seeks to provide a return on the initial net asset value of the Units equal to the percentage change in the price of the Index, up to a maximum return of [22 to 26] percent.  If the Index depreciates over the investment life of the Trust by 15 percent or less, the Trust seeks to return the initial net asset value of the Units.  If the Index depreciates by more than 15 percent over the investment life of the Trust, the Trust seeks to achieve returns on the initial net asset value of the Units that exceed the percentage change in the price of the Index by 15 percent.  Under normal market circumstances, the Trust will enter into Contracts that provide specified returns based upon the Index with a notional value at least equal to 80 percent of its net assets.  The Trust’s investment objective is considered a non-fundamental policy that may be changed by the Trust’s board of trustees without approval of the Unit holders.

The Trust’s investment adviser and administrator is Eaton Vance Management (“Eaton Vance” or the “Adviser”).  Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC (“Parametric” or the “Sub-Adviser”) to serve as sub-adviser to the Trust responsible for advice on and execution of the Trust’s private derivative contracts as described below.

Certain methods and processes to be employed by the Trust are subject to a pending U.S. patent whose rights have been assigned to Eaton Vance and made available for use by the Trust at no cost. [eUNITs™ is a registered trademark of Eaton Vance.]

THE OFFERING

The Trust is offering [___] Units, par value $0.01 per Unit, through a group of underwriters (the “Underwriters”) led by Eaton Vance Distributors, Inc. The maximum initial public offering price is $10.20 per Unit.  Up to $0.20 of the offering price will be paid as a sales load (the “Sales Load”) to the Underwriters.  Units placed in this offering to broker-dealer client accounts that: (1) charge periodic fees in lieu of commissions; (2) charge fees for financial planning, investment advisory or asset management or related services; or (3) charge a comprehensive “wrap fee” or similar charge for investment services (accounts under each circumstance, “Fee Accounts”) will not be assessed the Sales Load.  Units will be offered to Fee Accounts at $10.00 per Unit.  Certain Fee Accounts may be assessed transaction or other account fees for the purchase of Units by their broker-dealer or other processing organizations for providing certain transaction or account services. Units placed in this offering to non-Fee Accounts are subject to paying the $0.20 per Unit Sales Load and will be offered at $10.20 per Unit.  The minimum purchase in this offering is 100 Units ($1,020 at the maximum offering price).  See “Underwriting.”  Eaton Vance has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than the Sales Load) exceeds $[0.02] per Unit.  Eaton Vance has agreed to reimburse all organizational costs of the Trust.

THE INVESTMENT PROGRAM

The Trust’s investment program will consist primarily of: (1) investing substantially all of the initial net assets of the Trust to purchase U.S. Treasury obligations (“Treasuries”) that are expected to mature on or shortly before the Termination Date and (2) entering into private over-the-counter contracts (the “Contracts”) that provide for

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the Trust to pay or receive cash at Contract settlement based on the price performance of the Index over the life of the Contracts (scheduled to conclude on the Termination Date).  The Contracts are over-the-counter option contracts entered into with various counterparties that provide for multiple embedded puts and calls intended to conform to the price performance of the Index that will match the basis on which the Trust seeks to provide returns to Unit holders pursuant to its investment objective.  The Trust intends to structure the Contracts as integrated over-the-counter contracts with counterparties that are of investment grade quality (i.e., rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by either Standard & Poor’s Ratings Group or by Fitch Ratings) at the time the Trust enters such Contracts.  The Adviser will not choose counterparties based on ratings from credit rating agencies alone, but will apply its own internal credit and investment analysis to determine the Contract counterparties.  The Adviser will also consider a potential counterparty based on its experience and history in the equity derivatives market.  The Trust expects to enter into its initial investments, including the Contracts, immediately following the conclusion of its initial public offering and to maintain a substantially fixed investment program through the life of the Trust.  Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments in Treasuries and the Contracts, and are not guaranteed by any party.  Under normal market circumstances, the Trust will enter into Contracts that provide specified returns based upon the Index with a notional value at least equal to 80 percent of its net assets.

The Contracts are expected to be structured to provide for the Trust to receive cash from the counterparties upon Contract settlement if the price of the Index increases over the term of the Contracts, and for the Trust to pay cash to the counterparties upon settlement if the price of the Index decreases by more than 15 percent over the term of the Contracts.  If the price of the Index increases over the term of the Contracts, the amounts payable to the Trust upon settlement of the Contracts is expected to total the product of (a) the Trust’s initial net asset value and (b) the percentage increase in the price of the Index over the term of the Contracts, subject to a maximum payment to the Trust of [22 to 26] percent of the Trust’s initial net asset value.  If the price of the Index declines by more than 15 percent over the term of the Contracts, the amounts payable by the Trust upon settlement of the Contracts is expected to total the product of (a) the Trust’s initial net asset value and (b) the percentage decline in excess of 15 percent in the price of the Index over the term of the Contracts.  If the price of the Index is unchanged or declines by 15 percent or less over the term of the Contracts, the Trust is not expected to make or receive any payments upon settlement of the Contracts.

The Trust seeks to provide returns on the initial net asset value of the Units that are based upon the returns of the Index from the inception of the Trust's operations to the Termination Date as follows:  (1) if the price of the Index increases more than [24] percent, then the maximum return would be [24] percent because the Contracts will provide that the Trust receive the increase in the price of the Index up to a [24] percent increase but no additional amount for any greater increase; (2) if the price of the Index increases up to [24] percent, then the maximum return would be the amount of the increase (e.g., if the Index increases 2 percent, the maximum total return would be 2 percent); (3) if the price of the Index remains stable or decreases up to 15 percent, the return would be 0 percent because the Trust will not bear any loss under the Contracts if the Index decreases up to 15 percent; and (4) if the price of the Index decreases more than 15 percent, then the Trust will incur a loss equal to the percentage amount of such decrease minus 15 percent (e.g., if the Index decreases by 20 percent, the Trust's loss would be 5 percent).

The total notional amount of the Contracts (i.e., the aggregate dollar amount on which the cash payments in settlement of the Contracts will be based) is expected to equal the Trust’s “initial net asset value,” which term whenever used herein shall mean the net proceeds of the offering after payment of the Sales Load and other offering costs.  The initial setting of the Index for the purpose of determining payments due upon settlement of the Contracts is expected to be the closing value of the Index on the last day that the Trust sells Units, and the final setting of the Index for such purpose is expected to be the closing value of the Index on the Termination Date.  The actual maximum possible payments due to the Trust under the Contracts in the anticipated range of [22 to 26] percent of the Trust’s initial net asset value will be determined at the time the Contracts are executed, based on market conditions at such time and subject to negotiation among the parties. Amounts to be paid or received under the Contracts are expected to be based on the price performance rather than the total return (price change plus dividends) of the Index.  No payments are anticipated to be made or received by the Trust upon entering into the Contracts or otherwise with respect to the Contracts prior to their settlement.  It is expected that the Contracts will settle no more than three business days after the Termination Date.  The Trust will enter into Contracts with exposure to at least [three] different counterparties.  The number of Contracts the Trust will enter into will vary based on a variety of factors, but will be at least a number to permit the Trust to

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maintain its status as a diversified investment company under the 1940 Act when taking account of the Trust’s exposure to counterparties.

Upon commencement of operations, the Trust will enter into Contracts with a notional value that equals the initial net asset value of the Units (i.e. $10.00 per Unit).  Over the life of the Trust, the net asset value per Unit will fluctuate, but the notional value of the Contracts will not change.  Therefore, regardless of the fluctuations in the Trust’s net asset value, the returns on the Contracts are based on the Trust’s initial $10.00 per Unit net asset value.

Under the anticipated terms of the Contracts, it is expected that the Trust and each counterparty will, over the life of the Contracts, be required to maintain in a segregated account held at the Trust’s custodian for the benefit of the other party an amount of collateral that approximates the amount of the Trust’s or the counterparty’s obligations to the other party, as determined on a daily mark-to-market basis.  As a consequence, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited to approximately the increase in the in-the-money value of the Trust’s position with respect to the counterparty on the day of the credit event compared to the prior day.  In no event will the Trust’s exposure to loss upon a credit event of a counterparty exceed the accretion in value of the Trust’s position in the Contract with such counterparty.  If there is a default or credit event by a counterparty to a Contract, the Trust will have contractual remedies pursuant to such Contract, including the ability to access the applicable segregated account as a senior creditor. Upon entering into the Contracts, each of the counterparties will be rated investment grade by at least one nationally recognized rating agency (Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by either Standard & Poor’s Ratings Group or Fitch Ratings).  Counterparties may initially be rated below investment grade by other nationally recognized rating agencies, and may also be lowered to below investment grade ratings by some or all nationally recognized rating agencies during the term of the Contracts.  Although the Adviser will monitor counterparty credit and credit ratings on an ongoing basis, it may be unable to anticipate counterparty credit events or take timely action to limit impact on the Trust.

The Trust will enter into Contracts that provide exposure to at least [three] different counterparties.  If the Index appreciates over the investment life of the Trust, a failure by one or more counterparties would result in a decrease in the return paid to Unit holders, and this is known as counterparty risk.  For example, assuming a maximum positive Index performance return of [24] percent generated on the Contracts, only this [24] percent possible gain (not the principal) would be at risk.  Based on a minimum number of [three] counterparties each with an equal exposure, this would mean that the total maximum gain would be reduced [8 percent] per counterparty in the event of such counterparty failure.  Thus, in the example of above, if one counterparty fails, Unit holders would receive a return of [16 percent] rather than [24] percent.  See “Counterparty risk” under “Risk Considerations.”

If the Adviser anticipates a decline in the financial condition of a Contract counterparty sufficient to call into question its claims paying ability, the Adviser may take action to limit the Trust’s exposure to a potential adverse credit event.  Such action may include adjustments in the collateral requirements that apply to the counterparty or the negotiated buyout of the Contract with the counterparty and entering into a replacement Contract with a different counterparty.  Buying out and replacing a Contract would likely expose the Trust to transaction costs that would reduce returns.

If the Adviser fails to respond or fails to respond in a timely manner to adverse events impacting the counterparties to the Contracts, the Trust may lose the benefit of the Contracts entered into, and it is possible that the Contracts may terminate before their expiration date.  If this happens, the Trust may not be able to enter into new Contracts on similarly favorable terms and the Trust may not achieve its investment objective.  To seek to mitigate the impact of adverse events on the Trust, the Adviser will seek favorable close-out terms and the collateralization of the counterparties’ obligations under the Contracts on a mark-to-market basis.

The Trust’s initial investments in Treasuries are expected to be held until they mature on or shortly before the Termination Date.  Cash received as income on investments and the proceeds of asset sales or redemptions may be used to purchase short-term Treasuries or other high quality money market instruments.

Although the Trust’s investment program is not expected to change materially over the life of the Trust, the net asset value of Units will vary over time based on the performance of the Index, changes in interest rates and

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other factors.  See “Risk Considerations.”  The Trust is not intended to be a complete investment program and investing therein may not be appropriate for all investors.

The Trust is a “diversified” investment company as defined under the 1940 Act, which means that with respect to 75 percent of its total assets (1) it may not invest more than 5 percent of its total assets in the securities of any one issuer and (2) it may not own more than 10 percent of the outstanding voting securities of any one issuer.  As provided under the 1940 Act, these diversification requirements do not apply to investments in Treasuries and other U.S. government obligations.  Upon entering into its investment program, it is expected that investments in Treasuries will represent substantially all of the Trust’s assets.  Over the life of the Trust, the value to the Trust of individual Contract positions and exposure to individual Contract counterparties may grow to exceed 5 percent of the Trust’s assets, based on the performance of the Index and the terms of the Contracts.  As described above, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited by the collateral requirements that are expected to apply.

The Trust will maintain its investment program for a fixed term of approximately two years, beginning immediately following the conclusion of the initial public offering and continuing through the Termination Date.  After the Termination Date, the Trust will satisfy any obligations and liabilities and then make a liquidating cash distribution of its net assets to the Unit holders, which the Trust anticipates will occur within approximately [__] days thereafter.  The Trust will then seek to delist the Units from the [NYSE], deregister with the Securities and Exchange Commission (“SEC”) and cease operations.

The Trust anticipates that it will terminate in the ordinary course on or about [    ], 20[12].  However, the Trust reserves the flexibility to alter its termination date upon approval of the Board of Trustees in order to seek to meet its investment objective or if determined by the Board to be in the best interest of Unit holders due to market or other circumstance.  Such circumstance may include, but are not limited to: substantial impairment or termination of the Index, Contracts are closed-out early or there is a failure of a counterparty to a Contract, the equity markets freeze, or certain other material events as set forth in the Contract agreement.

The Index is an unmanaged index of 500 stocks listed for trading in the U.S. that is maintained and published by Standard & Poor’s.  The Index is market-capitalization weighted and generally representative of the performance of larger stocks traded in the U.S.  Amounts to be paid or received under the Contracts are expected to be based on the price performance rather than the total return (price change plus dividends) of the Index.

The Index is determined, composed and calculated by Standard & Poor’s without regard to the Contracts or the Trust.  Standard & Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the Index or any data included therein.  In publishing the Index, Standard & Poor’s make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the Index or any data included therein.  Standard & Poor’s has no obligation to take the needs of the Trust or Unit holders into consideration in determining, composing or calculating the Index.

The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s has not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Trust. Standard & Poor’s makes no representations or warranties, express or implied, regarding the advisability of investing in the Trust or results to be obtained by the Trust, Unit holders or any other person or entity from use of the Index. Standard & Poor’s has no liability in connection with the management, administration, marketing or trading of the Trust.

INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR

Eaton Vance, a direct wholly owned subsidiary of Eaton Vance Corp., is the Trust’s investment adviser and administrator.  As of August 31, 2010, Eaton Vance and its affiliates managed approximately $[  ] billion of assets.  Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC to serve as sub-adviser to the Trust responsible for advice on and execution of the Contracts.  See “Management of the Trust.”

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DISTRIBUTIONS

It is expected that income earned by the Trust on its Treasuries and any short-term investments will be substantially offset by expenses of the Trust, and that the Trust will derive no income from the Contracts prior to their termination.  Consequently, the Trust anticipates generating little or no net investment income and does not anticipate making material distributions of net investment income.  In addition, the Trust does not expect to realize material amounts of net capital gains or make material capital gain distributions prior to termination of the Contracts.  Accordingly, ongoing distributions are not expected to contribute meaningfully to the returns of Unit holders.

The Trust intends to distribute at least annually the amount of its net investment income and net capital gain for each year, if any.  The net investment income of the Trust will consist of interest and other income accrued on portfolio investments, net realized short-term capital gain in excess of net realized long-term capital loss, less all expenses of the Trust.  The Trust’s net capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

After the Termination Date, the Trust will satisfy any obligations and liabilities and then make a liquidating cash distribution of its net assets to the Unit holders, which the Trust anticipates will occur within approximately [__] days thereafter.

SECONDARY TRADING

The Trust intends to apply for listing of its Units on the [New York Stock Exchange (“NYSE”)] under the symbol “[__].” The Trust is newly organized and the Units have no history of public trading.  Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in the initial public offering and held for the life of the Trust.  The shares of closed-end investment companies registered under the 1940 Act often trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis.  The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced.

The Trust will compute and disclose the net asset value of Units each business day. The Trust will seek to establish and maintain for the life of the Trust secondary market trading prices of Units that approximate their current net asset value. The Trust will attempt to accomplish this principally by constructing its investment program in a manner that will facilitate price arbitrage between the Units and the Trust’s underlying portfolio holdings. To assist in this regard, the Trust intends to: (a) maintain a substantially fixed and transparent investment program for a specified period ending on the Termination Date; (b) publicly disclose Trust portfolio holdings, including net Contract positions, and their current value as determined each business day by the Trust; and (c) publicly identify the composition of a model portfolio of securities and Contract positions that a Trust investor could enter into to substantially offset the risk of owning Units. In addition, the Trust also intends to provide daily disclosure of the current estimated optionality characteristics (including the hedge parameters delta and gamma) of its net Contract positions with respect to the Index. Using this and other information, a professional investor or other expert in derivatives who wishes to earn arbitrage profits over the remaining life of the Trust could seek to do so by purchasing Units and entering into offsetting hedging positions. There can be no assurance that these public informational disclosures and other measures taken by the Trust will result in secondary market trading prices of Units that approximate their current net asset value or that Unit holders will be able to effectively hedge the risk of investing in Units and earn arbitrage profits utilizing this information.  The Adviser believes that providing this information will help create a market demand for the Units in order to realize these arbitrage opportunities thereby helping to keep the market price at or close to the Fund’s then current NAV.

As with most exchange listed closed-end funds, the Trust’s initial NAV will be equal to its initial proceeds of $10.00 per Unit.  Thereafter and until the Trust’s termination date, the Trust’s NAV will fluctuate daily, based primarily on the: (1) value of the Trust’s core portfolio of Treasuries; and (2) marked-to-market value of the Contracts, which is tied to the fluctuations in the market value of the Index.  The Trust expects that the core Treasuries portfolio will retain a relatively constant value over the investment life of the Trust.  During the investment life of the Trust, declines in the value of the Index will likely result in declines in the mark-to-market value of the Contracts and a lower NAV per Unit.  Conversely, during the investment life of the Trust, increases

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in the value of the Index will likely result in increases in the mark-to-market value of the Contracts and a higher NAV per Unit.

RISK CONSIDERATIONS

No operating history
The Trust is newly organized and has no history of operations.  Eaton Vance is not aware of similar investment trusts having been offered in the past.

Investment and market risk
An investment in Units is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Units represents an indirect investment in the Treasuries and other investments of the Trust and the Contracts entered into by the Trust.  Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments, and are not guaranteed by any party.  The Units at any point in time may be worth less than the original investment.

Derivatives risk
The Contracts that provide the Trust’s exposure to the Index are private derivative contracts that expose the Trust to modeling risk, execution risk, counterparty risk and equity risk as more fully described below.  Under the anticipated terms of the Contracts, the participation of the Trust in the returns of the Index is variable and subject to a cap.  This means that the returns earned by Unit holders who purchase Units in the initial offering and hold them until the Trust liquidates will likely be lower than they could have earned on a direct investment in the stocks that constitute the Index if the Index appreciates by more than maximum participation of the Trust in the performance of the Index as set forth in the Contracts.  A direct investment in the stocks that constitute the Index would entitle an investor to the dividends and other distributions paid on the shares held and the voting and other rights of shareholders.  In contrast, the Index-based returns the Trust seeks to provide are based on the price performance of the Index and provide no pass-through voting or other shareholder rights.

The value of the Trust will vary over time based principally on the value of the Contracts, which will, in turn, be driven by the performance of the Index, the terms of the Contracts and such factors as market interest rates, Index yield and volatility levels, and the passage of time that generally influence the value of derivative contracts with characteristics of optionality.  The value of the Trust will generally increase when the Index rises and decline when the Index falls.  As the Termination Date approaches and/or the anticipated volatility of the Index over the remaining life of the Contracts diminishes, the value of the Contracts in excess of their in-the-money, or intrinsic, value will generally decrease.

Modeling risk
Embedded in the Contracts are multiple optionalities with respect to the performance of the Index.  This means that a Contract will have multiple attributes, including long call options (for long market exposure), short call options (which limit the gains of the long call options) and short out-of-the money put options. Failure by the Adviser and the Sub-Adviser to fully comprehend and accurately model the Contracts’ embedded optionalities and other terms and conditions may cause the performance of the Trust to vary from what is anticipated for a given level of Index price performance over the life of the Contracts. The Trust may experience more loss or less gain than anticipated for a given level of Index performance over the investment life of the Trust.

Execution risk
The final terms of the Contracts, the payments to be made or received by the Trust upon Contract settlement, and the returns ultimately earned by Unit holders will be substantially affected by market conditions at the time the Contracts are entered into. Successful execution of the Contracts will depend importantly on the skill and diligence of the Adviser and the Sub-Adviser, and will also be influenced by market factors beyond their control.

Counterparty risk
Through the Contracts, the Trust has exposure to the claims-paying ability and performance of the counterparties. Changes in the credit quality of counterparties will affect the value of the Trust’s Contract positions and could reduce amounts recoverable upon Contract settlement. If one or more counterparties cannot or will not honor its obligations upon Contract settlement, the Trust is subject to the loss of any amounts owed the Trust under the terms of the Contracts.  Financial institutions that may serve as counterparties have recently

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incurred significant financial hardship and may be relying on government support to maintain their creditworthiness.

The Trust seeks to mitigate its exposure to counterparty risk principally by entering into the Contracts with multiple counterparties that are rated investment grade by at least one nationally recognized rating agency (Baa or higher by Moody’s or BBB or higher by either S&P or Fitch), by monitoring the credit quality of each counterparty over the life of the Contracts, maintaining collateral agreements with each counterparty and limiting the amount of its net assets that are subject to any one Contract.  Certain counterparties may initially be rated below investment grade by other nationally recognized rating agencies, and may also be lowered to below investment grade ratings by some or all nationally recognized rating agencies during the term of the Contracts. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of entities that they undertake to rate.  It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality.

Under the anticipated terms of the Contracts, it is expected that the Trust and each counterparty will, over the life of the Contracts, be required to maintain in a segregated account held at the Trust’s custodian for the benefit of the other party an amount of collateral that approximates the amount of the Trust’s or the counterparty’s obligations to the other party, as determined on a daily mark-to-market basis.  As a consequence, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited to approximately the increase in the in-the-money value of the Trust’s position with respect to the counterparty on the day of the credit event compared to the prior day.  In no event will the Trust’s exposure to loss upon a credit event of a counterparty exceed the accretion in value of the Trust’s position in the Contract with such counterparty. Although the Adviser will monitor counterparty credit and credit ratings on an ongoing basis, it may be unable to anticipate counterparty credit events or take timely action to limit impact on the Trust.  There can be no assurance that each counterparty will post collateral when and as required, or that the Trust will be fully protected if a counterparty defaults on its obligations. If there is a default or credit event by a counterparty to a Contract, the Trust will have contractual remedies pursuant to such Contract, including the ability to access the applicable segregated account as a senior creditor.

The Contracts are private over-the-counter derivative instruments (which are instruments that derive their value from another instrument, security or index) and involve the use of economic leverage. Use of economic leverage creates special risks (including the likelihood of greater volatility in the net asset value, and the market price of and the return paid to Unit holders upon termination of the Trust). The fees paid to Eaton Vance for investment advisory services will be based on the initial net asset value of the Trust; thus, during times when the current NAV declines due to volatility of the Contracts, its core Treasuries portfolio or otherwise, the fee paid will be higher than if the fee were based on the current NAV of the Trust and all such additional fees will be borne by the Unit holders.

Equity risk
The Contracts represent indirect positions in the Index and are subject to changes in value as the Index rises or falls.  The settlement value of the Contracts is expected to be based on the closing value of the Index on the Termination Date, and will be substantially determined by market conditions as of such time.  The Index consists primarily of large-capitalization stocks, the returns of which may vary from those of the overall U.S. stock market.   The value of the Index will fluctuate over time based on changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates, the supply and demand for large-capitalization stocks in the U.S. and other factors.  Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Interest rate risk
The Trust’s investments in Treasuries are subject to changes in value as interest rates rise and fall.  The prices of Treasuries held by the Trust will tend to fall as interest rates rise. When interest rates decline, the value of such Treasuries can be expected to rise. Conversely, when interest rates rise, the value of Treasuries held by the Trust can be expected to decline.  Because they are supported by the full faith and credit of the U.S. government, Treasuries generally do not involve the credit risks associated with other types of debt securities.

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Yields on Treasuries are generally lower than yields on other debt obligations of comparable maturity.  Changes in interest rates may also affect the value of the Index and the Contracts.

Market trading price of Units
The Units have no history of public trading.  Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in the initial public offering and held for the life of the Trust.  The shares of closed-end investment companies registered under the 1940 Act often trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis. The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced.

Liquidity risk
Unit holders who seek to reduce or eliminate their exposure to the Trust by selling Units in the secondary market are subject to the risk that a liquid market for the Units may not develop or may not be maintained, and that the trading price of Units at time of sale may be less than net asset value.

Inflation/deflation risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power of money.  As inflation increases, the real value of the Units can decline.  Deflation risk is the risk that prices throughout the economy decline over time, the opposite of inflation.  Deflation may adversely affect the performance of the Index, the creditworthiness of counterparties and the value of Units.

Reinvestment risk
If the Trust enters into the negotiated buyout of one or more Contracts prior to settlement, it will likely incur transactions costs and faces the risk that replacement Contracts are not entered into on comparable terms, which could have a material adverse impact on the Trust’s performance.  The performance of the Trust could also be adversely affected if investments in Treasuries or short-term cash instruments that mature or are sold are reinvested at lower interest rates.

Tax risk
The value of the Trust’s investments and the after-tax returns of Unit holders may be adversely affected by changes in tax rates and policies.  See “Federal income tax matters.”

Anti-takeover provisions
The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Trust’s board of trustees.  See “Description of capital structure — Anti-Takeover Provisions in the Declaration of Trust.”

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SUMMARY OF TRUST EXPENSES

The following table shows estimated Trust expenses applicable to the Units.

Initial Offering and Selling Expenses (as a percentage of maximum offering price)
Sales load	2.0 percent (1)
Maximum offering expenses borne by the Trust	0.2 percent (2)

Annual Expenses (as a percentage of initial net asset value)
Management fee (3)	0.75 percent
Other expenses (4)	0.00 percent
Total annual expenses	0.75 percent
__________

(1)
The Trust will pay sales loads to the underwriters at a rate of $0.20 per Unit (2.0 percent of the gross sales price).  Units purchased through certain fee-based broker-dealer accounts are not subject to the sales load and will be offered at $10.00 per Unit.  Certain Fee Accounts may be assessed transaction or other account fees for the purchase of Units by their broker-dealer or other processing organizations for providing certain transaction or account services.

(2)
Eaton Vance has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than sales loads) exceed $[0.02] per Unit ([__] percent of the offering price).  Eaton Vance has agreed to reimburse all organizational costs of the Trust.

(3)  The management fee reflected is a comprehensive fee payable to Eaton Vance at an annual rate of 0.75 percent of the Trust’s initial net assets and provides compensation to the Eaton Vance organization for its services as adviser and administrator of the Trust and for assuming the Trust’s operating expenses, except any attorneys’ fees and costs associated with any litigation or other adversarial proceedings (“normal operating expenses”).  The Trust does not currently expect to incur such fees or costs.  The fees paid to Eaton Vance for investment advisory services will be based on the initial net asset value of the Trust; thus, during times when the current NAV declines due to volatility of the Contracts, its core Treasuries portfolio or otherwise, the fee paid will be higher than if the fee were based on the current NAV of the Trust and all such additional fees will be borne by the Unit holders.

(4)
The Other Expenses shown in the table reflect the fact that normal operating expenses of the Trust will be assumed by Eaton Vance and compensated through the comprehensive fee. The costs of the Contracts are not included in this table.

EXAMPLE

The following example illustrates the expenses that you would pay on a $[___] investment in Units (including the Sales Load of $0.20 and estimated offering expenses of $0.02 per Unit), assuming (i) total annual expenses of 0.75 percent of net assets attributable to Units and (ii) a 5 percent annual return before expenses:

1 Year	2 Years
$	$

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown and the Trust’s returns may be higher or lower than the assumed 5 percent gross return.

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THE TRUST

eUNITs™ 2 Year U.S. Equity Market Participation Trust: Enhanced Upside to Cap / Buffered Downside (the “Trust”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Massachusetts business trust on November 12, 2009 pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts and has no operating history.  The Trust’s principal office is located at Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Trust’s investment adviser and administrator is Eaton Vance Management (“Eaton Vance” or the “Adviser”).  Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC (“Parametric” or the “Sub-Adviser”) to serve as sub-adviser to the Trust responsible for advice on and execution of the Trust’s private derivative contracts as described below.  [eUNITs™ is a registered trademark of Eaton Vance.]

This Prospectus relates to the initial public offering of the Trust’s units of beneficial interest (the “Units”), par value $0.01 per Unit.  See “Underwriting.”

USE OF PROCEEDS

The net proceeds of this offering will be approximately $[___] after payment of applicable sales loads and other offering costs, which are expected to be approximately $0.02 per share.  The net proceeds of the offering will be invested in accordance with the Trust’s investment objectives and policies (as stated below) as soon as practicable after completion of the offering.  The Trust anticipates that such investment will occur immediately after completion of the offering and does not currently anticipate any delays.

INVESTMENT OBJECTIVE

[The Trust seeks to provide investors purchasing units of beneficial interest (“Units”) in the initial public offering the opportunity to earn returns over the investment life of the Trust based on the price performance of the S&P 500 Composite Stock Price Index® (the “Index”) as described herein.  The Trust anticipates concluding its investment activities on or about [____________, 2012] (the “Termination Date”) and making a liquidating cash distribution to Unit holders of the Trust’s net assets within [__] days thereafter. If the Index appreciates over the investment life of the Trust, the Trust seeks to provide a return on the initial net asset value of the Units equal to the percentage change in the price of the Index, up to a maximum return of [22 to 26] percent.  If the Index  depreciates over the investment life of the Trust by 15 percent or less, the Trust seeks to return the initial net asset value of the Units.  If the Index depreciates by more than 15 percent over the investment life of the Trust, the Trust seeks to achieve returns on the initial net asset value of the Units that exceed the percentage change in the price of the Index by 15 percent.  Under normal market circumstances, the Trust will enter into Contracts that provide specified returns based upon the Index with a notional value at least equal to 80 percent of its net assets.  The Trust’s investment objective is considered a non-fundamental policy that may be changed by the Trust’s board of trustees without approval of the Unit holders.

INVESTMENT PROGRAM

The Trust’s investment program will consist primarily of: (1) investing substantially all of the initial net assets of the Trust to purchase U.S. Treasury obligations (“Treasuries”) that are expected to mature on or shortly before the Termination Date and (2) entering into private over-the-counter contracts (the “Contracts”) that provide for the Trust to pay or receive cash at Contract settlement based on the price performance of the Index over the life of the Contracts (scheduled to conclude on the Termination Date).  The Contracts are over-the-counter option contracts entered into with various counterparties that provide for multiple embedded puts and calls intended to conform to the price performance of the Index that will match the basis on which the Trust seeks to provide returns to Unit holders pursuant to its investment objective.  The Trust intends to structure the Contracts as integrated over-the-counter contracts with counterparties that are of investment grade quality (i.e., rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by either Standard & Poor’s Ratings Group or by Fitch Ratings) at the time the Trust enters such Contracts.  The Adviser will not choose counterparties based on ratings from credit rating agencies alone, but will apply its own internal credit and investment analysis to determine the Contract counterparties.  The Adviser will also consider a potential counterparty based on its experience and history in the equity derivatives market.  The Trust expects to enter into its initial investments,

-- 14 --

including the Contracts, immediately following the conclusion of its initial public offering and to maintain a substantially fixed investment program through the life of the Trust.  Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments in Treasuries and the Contracts, and are not guaranteed by any party.  Under normal market circumstances, the Trust will enter into Contracts that provide specified returns based upon the Index with a notional value at least equal to 80 percent of its net assets.

The Contracts are expected to be structured to provide for the Trust to receive cash from the counterparties upon Contract settlement if the price of the Index increases over the term of the Contracts, and for the Trust to pay cash to the counterparties upon settlement if the price of the Index decreases by more than 15 percent over the term of the Contracts.  If the price of the Index increases over the term of the Contracts, the amounts payable to the Trust upon settlement of the Contracts is expected to total the product of (a) the Trust’s initial net asset value and (b) the percentage increase in the price of the Index over the term of the Contracts, subject to a maximum payment to the Trust of [22 to 26] percent of the Trust’s initial net asset value.  If the price of the Index declines by more than 15 percent over the term of the Contracts, the amounts payable by the Trust upon settlement of the Contracts is expected to total the product of (a) the Trust’s initial net asset value and (b) the percentage decline in excess of 15 percent in the price of the Index over the term of the Contracts.  If the price of the Index is unchanged or declines by 15 percent or less over the term of the Contracts, the Trust is not expected to make or receive any payments upon settlement of the Contracts.

The Trust seeks to provide returns on the initial net asset value of the Units that are based upon the returns of the Index from the inception of the Trust's operations to the Termination Date as follows:  (1) if the price of the Index increases more than [24] percent, then the maximum return would be [24] percent because the Contracts will provide that the Trust receive the increase in the price of the Index up to a [24] percent increase but no additional amount for any greater increase; (2) if the price of the Index increases up to [24] percent, then the maximum return would be the amount of the increase (e.g., if the Index increases 2 percent, the maximum total return would be 2 percent); (3) if the price of the Index remains stable or decreases up to 15 percent, the return would be 0 percent because the Trust will not bear any loss under the Contracts if the Index decreases up to 15 percent; and (4) if the price of the Index decreases more than 15 percent, then the Trust will incur a loss equal to the percentage amount of such decrease minus 15 percent (e.g., if the Index decreases by 20 percent, the Trust's loss would be 5 percent).

The total notional amount of the Contracts (i.e., the aggregate dollar amount on which the cash payments in settlement of the Contracts will be based) is expected to equal the Trust’s “initial net asset value,” which term whenever used herein shall mean the net proceeds of the offering after payment of applicable sales loads and other offering costs.  The initial setting of the Index for purpose of determining payments due upon settlement of the Contracts is expected to be the closing value of the Index on the last day that the Trust sells Units, and the final setting of the Index for such purpose is expected to be the closing value of the Index on the Termination Date.  The actual maximum possible payments due to the Trust under the Contracts in the anticipated range of [22 to 26] percent of the Trust’s initial net asset value will be determined at the time the Contracts are executed, based on market conditions at such time and subject to negotiation among the parties. Amounts to be paid or received under the Contracts are expected to be based on the price performance rather than the total return (price change plus dividends) of the Index.  No payments are anticipated to be made or received by the Trust upon entering into the Contracts or otherwise with respect to the Contracts prior to their settlement.  It is expected that the Contracts will settle no more than three business days after the Termination Date. The Trust will enter into Contracts with exposure to at least [three] different counterparties.  The number of Contracts the Trust will enter into will vary based on a variety of factors, but will be at least a number to permit the Trust to maintain its status as a diversified investment company under the 1940 Act when taking account of the Trust’s exposure to counterparties.

Upon commencement of operations, the Trust will enter into Contracts with a notional value that equals the initial net asset value of the Units (i.e. $10.00 per Unit).  Over the life of the Trust, the net asset value per Unit will fluctuate, but the notional value of the Contracts will not change.  Therefore, regardless of the fluctuations in the Trust’s net asset value, the returns on the Contracts are based on the Trust’s initial $10.00 per Unit net asset value.

Under the anticipated terms of the Contracts, it is expected that the Trust and each counterparty will, over the life of the Contracts, be required to maintain in a segregated account held at the Trust’s custodian for the benefit

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of the other party an amount of collateral that approximates the amount of the Trust’s or the counterparty’s obligations to the other party, as determined on a daily mark-to-market basis.  As a consequence, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited to approximately the increase in the in-the-money value of the Trust’s position with respect to the counterparty on the day of the credit event compared to the prior day.  In no event will the Trust’s exposure to loss upon a credit event of a counterparty exceed the accretion in value of the Trust’s position in the Contract with such counterparty.  If there is a default or credit event by a counterparty to a Contract, the Trust will have contractual remedies pursuant to such Contract, including the ability to access the applicable segregated account as a senior creditor. Upon entering into the Contracts, each of the counterparties will be rated investment grade by at least one nationally recognized rating agency (Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by either Standard & Poor’s Ratings Group or Fitch Ratings).  Counterparties may initially be rated below investment grade by other nationally recognized rating agencies, and may also be lowered to below investment grade ratings by some or all nationally recognized rating agencies during the term of the Contracts.  Although the Adviser will monitor counterparty credit and credit ratings on an ongoing basis, it may be unable to anticipate counterparty credit events or take timely action to limit impact on the Trust.

The Trust will enter into Contracts that provide exposure to at least [three] different counterparties.  If the Index appreciates over the investment life of the Trust, a failure by one or more counterparties would result in a decrease in the return paid to Unit holders, and this is known as counterparty risk.  For example, assuming a maximum positive Index performance return of [24] percent generated on the Contracts, only this [24] percent possible gain (not the principal) would be at risk.  Based on a minimum number of [three] counterparties each with an equal exposure, this would mean that the total maximum gain would be reduced [8 percent] per counterparty in the event of such counterparty failure.  Thus, in the example of above, if one counterparty fails, Unit holders would receive a return of [16 percent] rather than [24] percent.  See “Counterparty risk” under “Risk Considerations.”

If the Adviser anticipates a decline in the financial condition of a Contract counterparty sufficient to call into question its claims paying ability, the Adviser may take action to limit the Trust’s exposure to a potential adverse credit event.  Such action may include adjustments in the collateral requirements that apply to the counterparty or the negotiated buyout of the Contract with the counterparty and entering into a replacement Contract with a different counterparty.  Buying out and replacing a Contract would likely expose the Trust to transaction costs that would reduce returns.

If the Adviser fails to respond or fails to respond in a timely manner to adverse events impacting the counterparties to the Contracts, the Trust may lose the benefit of the Contracts entered into, and it is possible that the Contracts may terminate before their expiration date.  If this happens, the Trust may not be able to enter into new Contracts on similarly favorable terms and the Trust may not achieve its investment objective.  To seek to mitigate the impact of adverse events on the Trust, the Adviser will seek favorable close-out terms and the collateralization of the counterparties’ obligations under the Contracts on a mark-to-market basis.

The Trust’s initial investments in Treasuries are expected to be held until they mature on or shortly before the Termination Date.  Cash received as income on investments and the proceeds of asset sales or redemptions may be used to purchase short-term Treasuries or other high quality money market instruments.

Upon commencement of operations, the Trust will purchase Treasuries with a maturity date of 2-years or less equal in value to $10.00 per Unit (the Trust will have a starting NAV of $10.00 per Unit).  The Trust will also enter into Contracts, the terms of which provides for (a) the payment to the Trust of the percentage change in the Index (if the Index appreciates over the life of the Trust) up to a [24] percent Index appreciation cap (i.e., maximum pay-out return of [24] percent); or (b) the payment by the Trust of an amount equal to 15 percent less than the total percentage change in the Index where the Index depreciates by more than 15 percent.

At the Termination Date, the Trust will redeem its underlying Treasury portfolio at $10.00 per Unit (assuming no change in the value of the Treasuries).  The Contracts will be settled for the pay-out amount, which depends upon the performance of the Index during the measurement period.

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The initial NAV of the Trust will be equal to its initial proceeds of $10.00 per Unit.  The Trust will seek to return to Unit holders an amount reflecting the change in value of the Index at the Termination Date as reflected in the chart below.

		Day 1	Termination Date
Scenario 1
	NAV	$10.00	$10.00
	Index Value	1,000	1,315
	Return to Unit holders (per Unit)		$12.40
Scenario 2
	NAV	$10.00	$10.00
	Index Value	1,000	1,020
	Return to Unit holders (per Unit)		$10.20
Scenario 3
	NAV	$10.00	$10.00
	Index Value	1,000	920
	Return to Unit holders (per Unit)		$10.00
Scenario 4
	NAV	$10.00	$10.00
	Index Value	1,000	800
	Return to Unit holders (per Unit)		$9.50

Scenario 1: if the price of the Index increases more than [24] percent, then the maximum return would be [24] percent because the Contracts will provide that the Trust receive the increase in the price of the Index up to a [24] percent increase but no additional amount for any greater increase (e.g., if the Index increases 30 percent, the maximum total return would be [24] percent);

Scenario 2: if the price of the Index increases up to [24] percent, then the maximum return would be the amount of the increase (e.g., if the Index increases 2 percent, the maximum total return would be 2 percent);

Scenario 3:  if the price of the Index remains stable or decreases up to 15 percent, the return would be 0 percent because the Trust will not bear any loss under the Contracts if the Index decreases up to 15 percent (e.g., if the Index decreases by 8 percent, the Trust's loss would be 0 percent);

Scenario 4: if the price of the Index decreases more than 15 percent, then the Trust will incur a loss equal to the percentage amount of such decrease minus 15 percent (e.g., if the Index decreases by 20 percent, the Trust's loss would be 5 percent).

The Index is an unmanaged index of 500 stocks listed for trading in the U.S. that is maintained and published by Standard & Poor’s.  The Index is market-capitalization weighted and generally representative of the performance of larger stocks traded in the U.S.  Amounts to be paid or received under the Contracts are expected to be based on the price performance rather than the total return (price change plus dividends) of the Index.

The Index is determined, composed and calculated by Standard & Poor’s without regard to the Contracts or the Trust.  Standard & Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the Index or any data included therein.  In publishing the Index, Standard & Poor’s make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the Index or any data included therein.  Standard & Poor’s has no obligation to take the needs of the Trust or Unit holders into consideration in determining, composing or calculating the Index.

The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s has not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Trust. Standard & Poor’s makes no representations or warranties, express or implied, regarding the advisability of investing in the Trust or results to be obtained by the Trust, Unit holders or any other person or entity from use of the Index. Standard & Poor’s has no liability in connection with the management, administration, marketing or trading of the Trust.

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Although the Trust’s investment program is not expected to change materially over the life of the Trust, the net asset value of Units will vary over time due to the performance of the Index, changes in interest rates and other factors.  See “Risk Considerations.”  The Trust is not intended to be a complete investment program and investing therein may not be appropriate for all investors.

The Trust has adopted certain fundamental investment restrictions set forth in the Trust’s statement of additional information (“Statement of Additional Information”) that may not be changed without a vote of the Unit holders.  Except for such fundamental restrictions, the policies of the Trust may be changed by the Trust’s board of trustees without action of the Unit holders.

The Trust is a “diversified” investment company as defined under the 1940 Act, which means that with respect to 75 percent of its total assets (1) it may not invest more than 5 percent of its total assets in the securities of any one issuer and (2) it may not own more than 10 percent of the outstanding voting securities of any one issuer.  As provided under the 1940 Act, these diversification requirements do not apply to investments in Treasuries and other U.S. government obligations.  Upon entering into its investment program, it is expected that investments in Treasuries will represent substantially all of the Trust’s assets.  Over the life of the Trust, the value to the Trust of individual Contract positions and exposure to individual Contract counterparties may grow to exceed 5 percent of the Trust’s assets, based on the performance of the Index and the terms of the Contracts.  As described above, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited by the collateral requirements that are expected to apply.

The Trust will maintain its investment program for a fixed term of approximately two years, beginning immediately following the conclusion of the initial public offering and continuing through the Termination Date.  After the Termination Date, the Trust will satisfy any obligations and liabilities, and then make a liquidating cash distribution of its net assets to the Unit holders, which the Trust anticipates will occur within approximately [__] days thereafter.  The Trust will then seek to delist the Units from secondary market trading, deregister with the Securities and Exchange Commission (“SEC”) and cease operations.

The Trust anticipates that it will terminate in the ordinary course on or about [    ], 20[12].  However, the Trust reserves the flexibility to alter its termination date upon approval of the Board of Trustees in order to seek to meet its investment objective or if determined by the Board to be in the best interest of Unit holders due to market or other circumstance.  Such circumstance may include, but are not limited to: substantial impairment or termination of the Index, Contracts are closed-out early or there is a failure of a counterparty to a Contract, the equity markets freeze, or certain other material events as set forth in the Contract agreement.

To the extent required by SEC guidelines, the Trust will segregate liquid securities with its custodian, with a value sufficient at all times to cover its obligations under the Contracts.  Assets that are segregated cannot be sold while the position requiring cover is open unless replaced with other appropriate assets.  As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management.

SECONDARY TRADING

The Trust intends to apply for listing of its Units on the [New York Stock Exchange (“NYSE”)] under the symbol “[__].”  The Trust is newly organized and the Units have no history of public trading.  Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in the initial public offering and held for the life of the Trust.  The shares of closed-end investment companies registered under the 1940 Act often trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis.  The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced.

The Trust will compute and disclose the net asset value of Units each business day. The Trust will seek to establish and maintain for the life of the Trust secondary market trading prices of Units that approximate their current net asset value. The Trust will attempt to accomplish this principally by constructing its investment program in a manner that will facilitate price arbitrage between the Units and the Trust’s underlying portfolio holdings. To assist in this regard, the Trust intends to: (a) maintain a substantially fixed and transparent investment program for a specified period ending on the Termination Date; (b) publicly disclose Trust portfolio holdings, including net Contract positions, and their current value as determined each business day by the

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Trust; and (c) publicly identify the composition of a model portfolio of securities and Contract positions that a Trust investor could enter into to substantially offset the risk of owning Units. In addition, the Trust also intends to provide daily disclosure of the current estimated optionality characteristics (including the hedge parameters delta and gamma) of its net Contract positions with respect to the Index. Using this and other information, a professional investor or other expert in derivatives who wishes to earn arbitrage profits over the remaining life of the Trust could seek to do so by purchasing Units and entering into offsetting hedging positions. There can be no assurance that these public informational disclosures and other measures taken by the Trust will result in secondary market trading prices of Units that approximate their current net asset value or that Unit holders will be able to effectively hedge the risk of investing in Units and earn arbitrage profits utilizing this information.  The Adviser believes that providing this information will help create a market demand for the Units in order to realize these arbitrage opportunities thereby helping to keep the market price at or close to the Fund’s then current NAV.

As with most exchange listed closed-end funds, the Trust’s initial NAV will be equal to its initial proceeds of $10.00 per Unit.  Thereafter and until the Trust’s termination date, the Trust’s NAV will fluctuate daily, based primarily on the: (1) value of the Trust’s core portfolio of Treasuries; and (2) marked-to-market value of the Contracts, which is tied to the fluctuations in the market value of the Index.  The Trust expects that the core Treasuries portfolio will retain a relatively constant value over the investment life of the Trust.  During the investment life of the Trust, declines in the value of the Index will likely result in declines in the mark-to-market value of the Contracts and a lower NAV per Unit.  Conversely, during the investment life of the Trust, increases in the value of the Index will likely result in increases in the mark-to-market value of the Contracts and a higher NAV per Unit.

RISK CONSIDERATIONS

No operating history
The Trust is newly organized and has no history of operations.  Eaton Vance is not aware of similar investment trusts having been offered in the past.

Investment and market risk
An investment in Units is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Units represents an indirect investment in the Treasuries and other investments of the Trust and the Contracts entered into by the Trust.  Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments, and are not guaranteed by any party.  The Units at any point in time may be worth less than the original investment.

Derivatives risk
The Contracts that provide the Trust’s exposure to the Index are private derivative contracts that expose the Trust to modeling risk, execution risk, counterparty risk and equity risk as more fully described below.  Under the anticipated terms of the Contracts, the participation of the Trust in the returns of the Index is variable and subject to a cap.  This means that the returns earned by Unit holders who purchase Units in the initial offering and hold them until the Trust liquidates will likely be lower than they could have earned on a direct investment in the stocks that constitute the Index if the Index appreciates by more than maximum participation of the Trust in the performance of the Index as set forth in the Contracts.  A direct investment in the stocks that constitute the Index would entitle an investor to the dividends and other distributions paid on the shares held and the voting and other rights of shareholders.  In contrast, the Index-based returns the Trust seeks to provide are based on the price performance of the Index and provide no pass-through voting or other shareholder rights.

The value of the Trust will vary over time based principally on the value of the Contracts, which will, in turn, be driven by the performance of the Index, the terms of the Contracts and such factors as market interest rates, Index yield and volatility levels, and the passage of time that generally influence the value of derivative contracts with characteristics of optionality.  The value of the Trust will generally increase when the Index rises and decline when the Index falls.  As the Termination Date approaches and/or the anticipated volatility of the Index over the remaining life of the Contracts diminishes, the value of the Contracts in excess of their in-the-money, or intrinsic, value will generally decrease.

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Modeling risk
Embedded in the Contracts are multiple optionalities with respect to the performance of the Index.  This means that a Contract will have multiple attributes, including long call options (for long market exposure), short call options (which limit the gains of the long call options) and short out-of-the money put options. Failure by the Adviser and the Sub-Adviser to fully comprehend and accurately model the Contracts’ embedded optionalities and other terms and conditions may cause the performance of the Trust to vary from what is anticipated for a given level of Index price performance over the life of the Contracts. The Trust may experience more loss or less gain than anticipated for a given level of Index performance over the investment life of the Trust.

Execution risk
The final terms of the Contracts, the payments to be made or received by the Trust upon Contract settlement, and the returns ultimately earned by Unit holders will be substantially affected by market conditions at the time the Contracts are entered into. Successful execution of the Contracts will depend importantly on the skill and diligence of the Adviser and the Sub-Adviser, and will also be influenced by market factors beyond their control.

Counterparty risk
Through the Contracts, the Trust has exposure to the claims-paying ability and performance of the counterparties. Changes in the credit quality of counterparties will affect the value of the Trust’s Contract positions and could reduce amounts recoverable upon Contract settlement. If one or more counterparties cannot or will not honor its obligations upon Contract settlement, the Trust is subject to the loss of any amounts owed the Trust under the terms of the Contracts.  Financial institutions that may serve as counterparties have recently incurred significant financial hardship and may be relying on government support to maintain their creditworthiness.

The Trust seeks to mitigate its exposure to counterparty risk principally by entering into the Contracts with multiple counterparties that are rated investment grade by at least one nationally recognized rating agency (Baa or higher by Moody’s or BBB or higher by either S&P or Fitch), by monitoring the credit quality of each counterparty over the life of the Contracts, maintaining collateral agreements with each counterparty and limiting the amount of its net assets that are subject to any one Contract.  Certain counterparties may initially be rated below investment grade by other nationally recognized rating agencies, and may also be lowered to below investment grade ratings by some or all nationally recognized rating agencies during the term of the Contracts. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of entities that they undertake to rate.  It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality.

Under the anticipated terms of the Contracts, it is expected that the Trust and each counterparty will, over the life of the Contracts, be required to maintain in a segregated account held at the Trust’s custodian for the benefit of the other party an amount of collateral that approximates the amount of the Trust’s or the counterparty’s obligations to the other party, as determined on a daily mark-to-market basis.  As a consequence, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited to approximately the increase in the in-the-money value of the Trust’s position with respect to the counterparty on the day of the credit event compared to the prior day.  In no event will the Trust’s exposure to loss upon a credit event of a counterparty exceed the accretion in value of the Trust’s position in the Contract with such counterparty.  Although the Adviser will monitor counterparty credit and credit ratings on an ongoing basis, it may be unable to anticipate counterparty credit events or take timely action to limit impact on the Trust.  There can be no assurance that each counterparty will post collateral when and as required, or that the Trust will be fully protected if a counterparty defaults on its obligations. If there is a default or credit event by a counterparty to a Contract, the Trust will have contractual remedies pursuant to such Contract, including the ability to access the applicable segregated account as a senior creditor.

The Contracts are private over-the-counter derivative instruments (which are instruments that derive their value from another instrument, security or index) and involve the use of economic leverage. Use of economic leverage creates special risks (including the likelihood of greater volatility in the net asset value, and the market price of and the return paid to Unit holders upon termination of the Trust). The fees paid to Eaton Vance for investment advisory services will be based on the initial net asset value of the Trust; thus, during times when the current NAV declines due to volatility of the Contracts, its core Treasuries portfolio or otherwise, the fee paid will be higher than if the fee were based on the current NAV of the Trust and all such additional fees will be borne by the Unit holders.

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Equity risk
The Contracts represent indirect positions in the Index and are subject to changes in value as the Index rises or falls.  The settlement value of the Contracts is expected to be based on the closing value of the Index on the Termination Date, and will be substantially determined by market conditions as of such time.  The Index consists primarily of large-capitalization stocks, the returns of which may vary from those of the overall U.S. stock market.   The value of the Index will fluctuate over time based on changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates, the supply and demand for large-capitalization stocks in the U.S. and other factors.  Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Interest rate risk
The Trust’s investments in Treasuries are subject to changes in value as interest rates rise and fall.  The prices of Treasuries held by the Trust will tend to fall as interest rates rise. When interest rates decline, the value of such Treasuries can be expected to rise. Conversely, when interest rates rise, the value of Treasuries held by the Trust can be expected to decline.  Because they are supported by the full faith and credit of the U.S. government, Treasuries generally do not involve the credit risks associated with other types of debt securities.  Yields on Treasuries are generally lower than yields on other debt obligations of comparable maturity.  Changes in interest rates may also affect the value of the Index and the Contracts.

Market trading price of Units
The Units have no history of public trading.  Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in the initial public offering and held for the life of the Trust.  The shares of closed-end investment companies registered under the 1940 Act often trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis. The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced.

Liquidity risk
Unit holders who seek to reduce or eliminate their exposure to the Trust by selling Units in the secondary market are subject to the risk that a liquid market for the Units may not develop or may not be maintained, and that the trading price of Units at time of sale may be less than net asset value.

Inflation/deflation risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power of money.  As inflation increases, the real value of the Units can decline.  Deflation risk is the risk that prices throughout the economy decline over time, the opposite of inflation.  Deflation may adversely affect the performance of the Index, the creditworthiness of counterparties and the value of Units.

Reinvestment risk
If the Trust enters into the negotiated buyout of one or more Contracts prior to settlement, it will likely incur transactions costs and faces the risk that replacement Contracts are not entered into on comparable terms, which could have a material adverse impact on the Trust’s performance.  The performance of the Trust could also be adversely affected if investments in Treasuries or short-term cash instruments that mature or are sold are reinvested at lower interest rates.

Tax risk
The value of the Trust’s investments and the after-tax returns of Unit holders may be adversely affected by changes in tax rates and policies.  See “Federal income tax matters.”

Anti-takeover provisions
The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Trust’s board of trustees.  See “Description of capital structure — Anti-Takeover Provisions in the Declaration of Trust.”

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MANAGEMENT OF THE TRUST

Board of Trustees
The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below) and the Sub-Adviser under the Sub-Advisory Agreement (defined below), is the responsibility of the Trust’s board of trustees (the “Trustees”) under the laws of the Commonwealth of Massachusetts and the 1940 Act.

The Adviser
Eaton Vance acts as the Trust’s investment adviser and administrator under an Investment Advisory and Administrative Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at Two International Place, Boston, Massachusetts 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.  As of August 31, 2010, Eaton Vance and its affiliates managed approximately $[   ] billion of client assets.  Eaton Vance is a direct wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company which, through its subsidiaries and affiliates, engages primarily in investment management and administration.

Under the general supervision of the Trustees, Eaton Vance will advise and manage the Trust’s investment program, administer the Trust’s affairs and supervise the performance of the Sub-Adviser.  As investment adviser, Eaton Vance will oversee the investment program of the Trust and, in concert with the Sub-Adviser, select and manage the Trust’s investments, subject to the applicable restrictions of the Declaration of Trust, the Trust’s by-laws and the registration statement of the Trust filed with the SEC.  Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees’ and Unit holders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust’s business.  Eaton Vance will furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs, and will pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to investment and administrative activities.  In return for these investment advisory and administrative services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory and Administrative Agreement an annual fee of 0.75 percent of the Trust’s initial net asset value.  Under this agreement, Eaton Vance will assume all the normal operating expenses of the Trust, including custody, transfer agent, audit, and printing and postage expenses.  Eaton Vance will not be responsible for unusual expenses incurred by the Trust, including expenses in connection with any litigation or regulatory action. The fees paid to Eaton Vance for investment advisory services will be based on the initial net asset value of the Trust; thus, during times when the current NAV declines due to volatility of the Contracts, its core Treasuries portfolio or otherwise, the fee paid will be higher than if the fee were based on the current NAV of the Trust and all such additional fees will be borne by the Unit holders.

Eaton Vance’s investment grade income group will be responsible for structuring and managing the Trust’s Treasuries positions, investing the Trust’s available cash and monitoring the credit quality and credit ratings of Contract counterparties.  As of August 31, 2010, the Eaton Vance investment grade income group employed [__] investment professionals and managed approximately [  ] billion in client assets.

The Sub-Adviser
Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC to serve as a sub-adviser to the Trust to provide advice on and execution of the Contracts.  Parametric’s principal office is located at 274 Riverside Avenue, Westport, Connecticut  06880.  Parametric was formed as a subsidiary of Parametric Portfolio Associates LLC, a subsidiary of Eaton Vance, in 2007.  Parametric specializes in the management of investment programs utilizing equity and equity index options and other derivatives for high net worth investors and investment company clients.  As of August 31, 2010, Parametric employed [ ] investment professionals and managed approximately $[  ] billion in client assets.

Under the terms of the Sub-Advisory Agreement between Eaton Vance and Parametric (the “Sub-Advisory Agreement”), Eaton Vance (and not the Trust) will pay Parametric a fee in an amount equal to [0.XX] percent of the Trust’s initial net asset value for its services.   Pursuant to the terms of the Advisory Agreement, Eaton

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Vance, upon approval by the Trustees, may terminate the Sub-Advisory Agreement and assume full responsibility for the services provided by Parametric without the need for approval by Unit holders of the Trust.

Jonathan Orseck and Kenneth Everding are the PRA portfolio managers responsible for the  management of the Trust's Contracts. Mr. Orseck and Mr. Everding are Managing Directors of PRA and manage other Eaton Vance investment portfolios.

Prior to joining PRA in 2006, Mr. Orseck was a Managing Director at Banc of America Securities and Executive Director at Morgan Stanley. Previously, Mr. Orseck held positions at Kidder Peabody and Royal Bank of Canada. Mr. Orseck holds a B.S. in Computer Science from the University of Pennsylvania and an M.B.A. from the Stern School of Business at New York University.

Mr. Everding joined PRA in 2005. He was previously a Managing Director at Zurich Capital Markets and at BNP Paribas following its acquisition of Zurich. Prior to joining Zurich, Mr. Everding was a founding member of Donaldson, Lufkin & Jenrette’s credit derivatives group. Mr. Everding holds a B.S. in Physics from Iowa State University and a Ph.D. in Theoretical Particle Physics from Yale University.

A discussion setting forth the basis for the Trustees approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Trust’s initial report to Unit holders.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust. The Statement of Additional Information is available free of charge by calling 1-800-225-6265 or by visiting the Trust’s website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Trust’s website is not part of this prospectus or the Statement of Additional Information.

The Trust, the Adviser and the Sub-Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes of Ethics permits Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

DETERMINATION OF NET ASSET VALUE

The net asset value per Unit of the Trust will be determined no less frequently than once daily on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).  The Trust’s net asset value per Unit is determined by State Street Bank and Trust Company, in the manner authorized by the Trustees of the Trust.  Net asset value per Unit is computed by dividing the value of the Trust’s total assets, less its liabilities, by the number of Units outstanding.

DISTRIBUTIONS

It is expected that income earned by the Trust on its Treasuries and any short-term investments will be substantially offset by expenses of the Trust, and that the Trust will derive no income from the Contracts prior to their termination.  Consequently, the Trust anticipates generating little or no net investment income and does not anticipate making material distributions of net investment income.  In addition, the Trust does not expect to realize material amounts of net capital gain or make material capital gain distributions prior to termination of the Contracts.  Accordingly, ongoing distributions are not expected to contribute meaningfully to the returns of Unit holders.

The Trust intends to distribute at least annually the amount of its net investment income and net capital gain for each year, if any.  The net investment income of the Trust will consist of interest and other income accrued on portfolio investments, net realized short-term capital gain in excess of net realized long-term capital loss, less all expenses of the Trust.  The Trust’s net capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

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After the Termination Date, the Trust will satisfy any obligations and liabilities and then make a liquidating cash distribution of its net assets to the Unit holders, which the Trust anticipates will occur within approximately [__] days thereafter.

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based on the advice of [_______], counsel to the Trust. The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute each year substantially all of its net income and net realized short-term capital gain (after reduction by net realized long term capital loss and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to federal income tax on income paid to Unit holders in the form of dividends or capital gain distributions.

The Trust has been advised by tax counsel that, under current law, each Contract should be treated for U.S. federal income tax purposes as a forward contract that provides for payment or receipt by the Trust of a single cash amount upon settlement and, accordingly, that (a) the Trust should not recognize income, gain, loss or deductions with respect to a Contract until such settlement and (b), upon such settlement, the Trust should recognize only capital gain or loss equal to the difference between the amount received or paid by the Trust and the Trust’s adjusted tax basis in such Contract (if any), with the resulting capital gain or loss being treated as long term if the Contract has been held more than a year.

At least annually, the Trust intends to distribute any net capital gain (which is the excess of net realized long-term capital gain over net realized short-term capital loss) to Unit holders. Distributions of the Trust’s net capital gain (“capital gain distributions”), if any, are taxable to Unit holders as long-term capital gain, regardless of their holding period in the Units. Distributions of the Trust’s net investment income and net realized short-term gain are taxable to Unit holders as ordinary income.

If, for any calendar year, the Trust’s total distributions exceed the Trust’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Unit holder (up to the amount of the Unit holder’s basis in his or her Units) and thereafter as gain from the sale of Units (assuming the Units are held as a capital asset).  The Trust will inform Unit holders of the source and tax status of all distributions promptly after the close of each calendar year. Taxable distributions to certain non-corporate Unit holders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding.

If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Unit holders as ordinary income.

Selling Unit holders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Unit holder’s adjusted tax basis in the Units sold. If the Units are held as a capital asset, the gain or loss will be a capital gain or loss.  Any loss on a disposition of Units held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions or deemed distributions received with respect to those Units. For purposes of determining whether Units have been held for six months or less, the holding period is suspended for any periods during which the Unit holder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Units  will be disallowed to the extent those Units are replaced by other Units  within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Units. In that event, the basis of the replacement Units will be adjusted to reflect the disallowed loss.

Shortly after the Termination Date, the Trust expects to make a liquidating cash distribution to Unit holders of all of the Trust’s net assets pursuant to a plan of liquidation.  The Trust expects that any previously undistributed net income or net capital gain of the Trust will be treated as part of the liquidating distribution rather than

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designated separately as a dividend or capital gain distribution.  Alternatively, the Trust may designate a portion of the liquidating distribution as a dividend or capital gain distribution to the extent of the previously undistributed net income or net capital gain.  On the liquidation of the Trust, a Unit holder holding his or her Units as a capital asset will recognize capital gain or loss equal to the difference between (1) the amount received in such distribution (and not designated as a dividend or capital gain distribution) and (2) the Unit holder’s basis in his or her Units.  Such gain or loss will be long term if the Unit holder has held the Units for longer than one year and will otherwise be short term.

The foregoing briefly summarizes some of the important federal income tax consequences to Unit holders of investing in Units, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Units as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by the Declaration of Trust.  The Declaration of Trust provides that the Trustees may authorize an unlimited number of Units of a single class.  The Trust intends to hold annual meetings of Unit holders in compliance with the requirements of the [NYSE].

Units
The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Units of beneficial interest, $0.01 par value per Unit.  Each Unit represents an equal proportionate interest in the assets of the Trust with each other Unit in the Trust.  Holders of Units will be entitled to the payment of dividends when, as and if declared by the Trustees.  The 1940 Act or the terms of any borrowings may limit the payment of dividends to the holders of Units.  Each whole Unit shall be entitled to one vote and each fractional Unit shall be entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust.  Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust, and upon receipt of such releases, indemnities and refunding agreements as the Trustees deem necessary for their protection, the Trust will distribute its remaining assets among the holders of the Units.  The Declaration of Trust provides that Unit holders are not liable for any liabilities of the Trust, and provides for the indemnification by the Trust of the Unit holders, Trustees, officers and employees of the Trust and of such other persons as the Trustees in the exercise of their discretion may deem appropriate or desirable, whether in the by-laws or by contract, vote or other action of the Trustees.  Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust make the likelihood of personal liability by Unit holders to be remote.

The Units have no preemptive rights.  The Trust does not issue Unit certificates.

Repurchase of Units
Because the Trust intends to be fully invested in accordance with its investment objectives and policies, it is not anticipated that cash will be available during the life of the Trust to fund the repurchase of Units.  However, notwithstanding the foregoing, the Trustees may determine from time to time that it would be in the interests of Unit holders for the Trust to repurchase Units to limit market trading discounts in the Units or for other purposes.  The Trustees may therefore consider the possibility of open market repurchases and/or tender offers for the Units and may consider such factors as the market price and net asset value of the Units, the liquidity of the Trust’s assets, the effect on a repurchase on the Trust’s expenses, whether such transactions would impair the Trust’s status as a regulated investment company, general economic conditions and such other events or conditions that may have a material effect on the Trust’s ability to consummate such transactions. There are no assurances that the Trustees will decide to undertake such actions or, if undertaken, that they will result in the Units trading at prices approximating their net asset value. In addition, due to the transparency of the Trust’s portfolio and the possibility of arbitrage activities engaged in by certain investors, a repurchase plan may not

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have the intended effect of raising the market price of the Units. The Trustees, in consultation with Eaton Vance, may from time to time review other possible actions to reduce trading discounts in Units.

Certain Provisions in the Declaration of Trust
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons to acquire control of the Trust or to change the Trustees.  These provisions may have the effect of discouraging attempts to acquire control of the Trust, potentially depriving Unit holders of an opportunity to sell their Units at a premium over prevailing market prices.  Attempts by outside parties to acquire control of the Trust, whether or not successful, could have the effect of increasing the expenses of the Trust and interfering with its normal operations.  The board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board.  A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by holders of record of not less than two-thirds of the outstanding Units either by declaration in writing filed with the custodian of the securities of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.

The Declaration of Trust requires the favorable vote of the holders of at least 75 percent of the outstanding Units then entitled to vote to approve, adopt or authorize certain transactions with a “Principal Unit Holder” of the Trust as defined below, except where (i) the Trustees by resolution have approved a memorandum of understanding with such holder with respect to and substantially consistent with such transaction, or (ii) the transaction is with a person of which a majority of the outstanding stock of all classes normally entitled to vote in the election of directors is owned of record or beneficially by the Trust and its subsidiaries.  For purposes of these provisions, a “Principal Unit Holder” shall mean any person that is the beneficial owner, directly or indirectly, of more than 5 percent of the issued and outstanding Units and shall include any “affiliate” or “associate” thereof, as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.  The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Unit Holder; (ii) the issuance of any securities of the Trust to any Principal Unit Holder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Unit Holder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business); or (iv) the sale, lease or exchange to or with the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Unit Holder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Trustees have determined that provisions with respect to the Trustees and the 75 percent voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Unit holders generally.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

The Trust’s Declaration of Trust provide that it will cease to exist at the close of business on [         ], 2012, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Trust has not liquidated and wound up its business and affairs by the close of business on [         ], 2012, the Trustees shall become trustees of the Trust’s assets for purposes of liquidation.

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UNDERWRITING

The underwriters named below (the “Underwriters”), acting through Eaton Vance Distributors, Inc., Two International Place, Boston, MA  02110, as the lead manager, and [_______], [_____] and [______], as its other representatives (together with the lead manager, the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust and the Adviser (the “Underwriting Agreement”), to purchase from the Trust the number of Units set forth opposite their respective names.  The Underwriters are committed to purchase and pay for all such Units if any are purchased.

Underwriters	Number of Units

Total

The Trust has agreed to pay a sales load (the Sales Load”) to the Underwriters of up to $0.20 per Unit (2.0 percent of the maximum public offering price per Unit) with respect to Units placed.  Units placed in this offering to broker-dealer client accounts that: (1) charge periodic fees in lieu of commissions; (2) charge fees for financial planning, investment advisory or asset management or related services; or (3) charge a comprehensive “wrap fee” or similar charge for investment services (accounts under each circumstance, “Fee Accounts”) will not be assessed a Sales Load.  Units placed in this offering to non-Fee Accounts are subject to the $0.20 per Unit Sales Load.  Certain Fee Accounts may be assessed transaction or other account fees for the purchase of Units by their broker-dealer or other processing organizations for providing certain transaction or account services.  The Adviser or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than the Sales Load) exceeds $[0.02] per Unit.  The Adviser or an affiliate has agreed to reimburse all organizational costs of the Trust.  Investors must pay for any Units purchased on or before [        ], 2010.

EVD may compensate broker-dealers participating in the offering by reallowing all or a portion of the Sales Load for Units sold by that broker-dealer.

Prior to this offering, there has been no public or private market for the Units or any other securities of the Trust. The offering price of Units was determined by Eaton Vance. There can be no assurance that the price at which Units sell after this offering will not be lower than the price at which they are sold by the Underwriters, or that an active trading market in the Units will develop and continue after this offering.  It is anticipated that the Trust will list its Units on the [NYSE] under the symbol “[___].”

In connection with the requirements for listing the Units on the [NYSE], the Underwriters have undertaken to sell lots of 100 or more Units to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Units ($1,020 at the maximum offering price).

The Trust, Adviser and Sub-Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Trust has agreed not to offer, sell or register with the SEC any additional equity securities of the Trust, other than issuances of Units as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives. The Representatives have informed the Trust that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

-- 27 --

EVD is an affiliate of the Adviser and the Sub-Adviser and may retain all or a portion of the Sales Load as compensation for the sale of Units in connection with this offering.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, [________], Boston, MA [____] is the custodian of the Trust and will maintain custody of the assets of the Trust.  State Street maintains the Trust’s general ledger and computes the net asset value of Units on a daily basis.  State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust’s investments, receives and disburses all funds, and maintains control of all collateral account assets of and for the benefit of the Trust.  State Street also assists in preparation of Unit holder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, is the transfer agent of the Trust.

LEGAL MATTERS

Certain legal matters in connection with the Units will be passed upon for the Trust by [____],[________], Boston, MA [____] and for the underwriters by [____].   Certain methods and processes to be employed by the Trust are subject to a pending U.S. patent whose rights have been assigned to Eaton Vance and made available for use by the Trust at no cost.

REPORTS TO UNIT HOLDERS

The Trust will send to Unit holders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[__________], Boston, Massachusetts, is the independent registered public accounting firm for the Trust and will audit the Trust’s financial statements.

ADDITIONAL INFORMATION

This Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC (File No. _____).  The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

-- 28 --

Table of contents of the
Statement of Additional Information

Page

Additional investment information and restrictions
Trustees and officers
Investment advisory and other services
Portfolio trading
Federal income tax matters
Other information
Independent registered public accounting firm
Report of the independent public accounting firm
Financial statements
Appendix A: Proxy Voting Policies

-- 29 --

The Trust’s privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy.  Each of the Eaton Vance-affiliated organizations identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

●
Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

●
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

Our Privacy Policy applies only to Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account is held in the name of a third-party financial adviser/broker-dealer, it is likely that such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

-- 30 --

[EV LOGO]

eUNITs™ 2 Year U.S. Equity Market Participation Trust:
Enhanced Upside to Cap / Buffered Downside

_______________

PROSPECTUS

[         ], 2010
_______________

Eaton Vance Distributors, Inc.

-- 31 --

SUBJECT TO COMPLETION September 20, 2010

STATEMENT OF ADDITIONAL INFORMATION
[       ], 2010

eUNITs™ 2 Year U.S. Equity Market Participation Trust:
Enhanced Upside to Cap / Buffered Downside

Two International Place
Boston, Massachusetts 02110
(800) 225-6265

TABLE OF CONTENTS

Page
Additional investment information and restrictions
Trustees and officers
Investment advisory and other services
Portfolio trading
Plan of distribution
Taxes
Other information
Financial statements
Appendix A: Proxy voting policy and procedures	A-

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF eUNITs® 2 YEAR U.S. EQUITY MARKET PARTICIPATION TRUST: ENHANCED UPSIDE TO CAP / BUFFERED DOWNSIDE (THE “TRUST”) DATED [____], 2010, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE.  THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE TRUST AT 1-800-225-6265.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s Prospectus.

Additional investment information and restrictions

Primary strategies are defined in the prospectus.  The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks.  The Adviser and Sub-Adviser may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help achieve the investment objective.

Derivative Instruments
The Contracts that provide the Trust’s exposure to the Index are private derivative contracts that expose the Trust to modeling risk, execution risk, counterparty risk and equity risk as more fully described below.  Under the anticipated terms of the Contracts, the participation of the Trust in the returns of the Index is variable and subject to a cap.  This means that the returns earned by Unit holders who purchase Units in the initial offering and hold them until the Trust liquidates will likely be lower than they could have earned on a direct investment in the stocks that constitute the Index if the Index appreciates by more than maximum participation of the Trust in the performance of the Index as set forth in the Contracts.  A direct investment in the stocks that constitute the Index would entitle an investor to the dividends and other distributions paid on the shares held and the voting and other rights of shareholders.  In contrast, the Index-based returns the Trust seeks to provide are based on the price performance of the Index and provide no pass-through voting or other shareholder rights.

The value of the Trust will vary over time based principally on the value of the Contracts, which will, in turn, be driven by the performance of the Index, the terms of the Contracts and such factors as market interest rates, Index yield and volatility levels, and the passage of time that generally influence the value of derivative contracts with characteristics of optionality.  The value of the Trust will generally increase when the Index rises and decline when the Index falls.  As the Termination Date approaches and/or the anticipated volatility of the Index over the remaining life of the Contracts diminishes, the value of the Contracts in excess of their in-the-money, or intrinsic, value will generally decrease.

U.S. Equity Securities
The Contracts represent indirect positions in the Index and are subject to changes in value as the Index rises or falls.  The settlement value of the Contracts is expected to be based on the closing value of the Index on the Termination Date, and will be substantially determined by market conditions as of such time.  The Index consists primarily of large-capitalization stocks, the returns of which may vary from those of the overall U.S. stock market.   The value of the Index will fluctuate over time based on changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates, the supply and demand for large-capitalization stocks in the U.S. and other factors.  Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Asset Coverage
To the extent required by SEC guidelines, the Trust will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1).  Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.  As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management.

Temporary Investments
Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.  These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover
The Trust anticipates that the annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less).  A 100% annual turnover rate could occur, for example, if all the securities held by the Trust were replaced once in a period of one year.  A high turnover rate (100% or more) necessarily involves greater expenses to the Trust.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the Units of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the outstanding Units are present or represented at the meeting; or (b) more than 50% of the outstanding Units of the Trust.  As a matter of fundamental policy, the Trust may not:

(1)           Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(2)           Issue senior securities, as defined in the 1940 Act, other than (i) preferred Units which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)           Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).  The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4)           Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)           Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Trust is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6)           Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)           Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

(8)           With respect to 75% of its total assets, invest more than 5% of its total assets taken at market value in the securities of any one issuer or in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

(9)           Concentrate 25% or more of its assets in any one industry (provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

The Trust may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Trust securities. The 1940 Act currently requires that the Trust have 300% asset coverage with respect to all borrowings other than temporary borrowings.

In regard to restriction (5)(c), the value of the securities loaned by the Trust may not exceed 33 1/3% of its total assets.

Upon the Trust’s Board approval, the Trust may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset.  Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act.  The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110.  As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR.  Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

In addition, Eaton Vance has engaged Parametric Risk Advisors LLC (“Parametric” or the  “Sub-Adviser”) to serve as sub-adviser to the Trust to provide advice on, and execution of, the Trust’s options strategy, pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Parametric.

[INDEPENDENT TRUSTEE INFORMATION IN REQUIRED TABULAR FORMAT TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held
Trustees
Frederick S. Marius 10/31/63	Trustee and Assistant Secretary	Since 11/12/2009	Secretary and Chief Legal Officer of BMR Eaton Vance, EVD, EV and EVC.	1	None
Jane Rudnick 12/20/56	Trustee	Since 11/12/2009	Vice President of Eaton Vance since November 1, 2008 and Assistant Vice President of Eaton Vance Management since November 1, 1995	1	None

__________
(1)	Includes both master and feeder funds in master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position(s) with the Trust	Term of Officeand Length of Service	Principal Occupations During Past Five Years
Duncan W. Richardson 10/26/57	President and Chief Executive Officer	Since 11/12/2009	Director, Executive Vice President and Chief Equity Investment Officer of EVC, Eaton Vance and BMR. Officer of 81 registered investment companies managed by Eaton Vance or BMR.
Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer of the Trust	Since 11/12/2009	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies managed by Eaton Vance or BMR.

Barbara E. Campbell 6/19/57	Treasurer and Principal Financial and Accounting Officer	Since 11/12/2009	Vice President of BMR and Eaton Vance. Officer of 178 registered investment companies managed by Eaton Vance or BMR.
Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 11/12/2009	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies managed by Eaton Vance or BMR.

The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust. The Board has engaged an investment adviser to manage the Trust and an administrator to administer the Trust and is responsible for overseeing such adviser and administrator and other service providers to the Trust. The Board is currently composed of nine Trustees, including eight Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Trust is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of the Trust, the Board directly, or through a Committee, relies on and reviews reports from, among others, Trust management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Trust service providers responsible for day-to-day oversight of Trust investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. Each of the adviser, administrator, principal underwriter and the other Trust service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Trust performance. The Board has appointed the Trust’s CCO who oversees the implementation and testing of the Trust compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Trust shares. The administrator and the investment adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Trust regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Board of the Trust have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee (formerly, the Special Committee).  Each of the Committees are comprised of only noninterested Trustees.

Mmes. [  ] (Chair), [  ] and [  ] and Messrs. [  ], [  ], [  ], [  ] and [  ] are members of the Governance Committee.  The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.  As of the date of this SAI, the Governance Committee has convened [__] times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. [  ] (Chair) and [  ] and Mmes. [  ] and [  ] are members of the Audit Committee.  The Board has designated Mr. [  ], a noninterested Trustee, as audit committee financial expert.  The Audit Committee’s purposes are to (i) oversee the Trust’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Trust; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Trust.  As of the date of this SAI the Audit Committee has convened [__] times.

Messrs. [  ] (Chair), [  ], [  ], [  ] and [  ] and Ms. [  ] are currently members of the Contract Review Committee.  The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Trust, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Trust or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board.  As of the date of this SAI the Contract Review Committee convened [__] times.

Messrs. [  ] (Chair) and [  ] and Ms. [  ] are currently members of the Portfolio Management Committee.  The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Trust and its investment adviser and sub-adviser(s), if applicable, relative to the Trust’s stated objective, strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Trust; and (iii) assist the Board in its monitoring of the performance results of the Trust, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time.  As of the date of this SAI, the Portfolio Management Committee convened [__] times.

Mr. [  ] (Chair) and Mmes. [  ] and [  ] are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Trust; (ii) serve as a liaison between the Board and the Trust’s Chief Compliance Officer (the “CCO”); and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.  As of the date of this SAI the Compliance Reports and Regulatory Matters Committee convened [__] times.

Share Ownership.  The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2009.  Interests in a Eaton Vance portfolio cannot be purchased by a Trustee.

Name of Trustee	Dollar Range of Equity Securities Owned in the Trust	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Eaton Vance Fund Complex
Interested Trustee
[ ]	None	Over $100,000
Noninterested Trustees
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000*
[ ]	None	Over $100,000*

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan

As of December 31, 2009, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2008 and December 31, 2009, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD;

2.
Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD; (iii) EVC, EVD; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or

3.
Any direct or indirect relationship with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD; (iii) EVC, EVD; or (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2008 and December 31, 2009, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the board of directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of the Trust who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”).  Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the assets, liabilities, and net income per share of the Trust and will not obligate the Trust to retain the services of any Trustee or obligate the Trust, to pay any particular level of compensation to the Trustee.  The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Trust.  (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust.)  During the fiscal year ended December 31, 2009, the Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust.  For the year ended December 31, 2009, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of Compensation	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Trust	$[__]	$[__]	$[__]	$[__]	$[__]	$[__]	$[__] (2)	$[__] (3)
Trust and Fund Complex	$230,000	$210,000	$230,000	$230,000	$183,750	$210,000	$230,000 (4)	$325,000 (5)

(1)
As of [   ], 2010, the Eaton Vance Fund Complex consisted of [__] registered investment companies or series thereof. The compensation schedule disclosed above reflects the current compensation schedule, but may not have been in place for each fund’s full fiscal year ended December 31, 2009 or the full calendar year ended December 31, 2009. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $47,958 for the calendar year ended December 31, 2009.

(2)	Includes $[__] of deferred compensation.
(3)	Includes $[__] of deferred compensation.
(4)	Includes $45,000 of deferred compensation.
(5)	Includes $162,500 of deferred compensation.

Proxy Voting Policy.  The Trust is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Trust’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Trust proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Trust’s shareholders and the Adviser or any of its affiliates or any affiliate of the Trust, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Trust, except as contemplated under the Trust Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Trust’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix A to this SAI.

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.  They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients.  The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities.  The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities.  The equity group covers stocks ranging from blue chip to emerging growth companies.  Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

Under the general supervision of the Trust’s Board, Eaton Vance will advise and manage the Trust’s investment program, administer the Trust’s affairs and supervise the performance of the Sub-Adviser.  As investment adviser, Eaton Vance will oversee the investment program of the Trust and, in concert with the Sub-Adviser, select and manage the Trust’s investments, subject to the applicable restrictions of the Declaration of Trust, by-laws and registration statement of the Trust under the 1940 Act.  Eaton Vance will furnish to the Trust investment advice and provide related office facilities and personnel for servicing the investments of the Trust.  Under the Advisory Agreement, Eaton Vance also is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust’s Board.  Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust.  Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees and Unit holders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Trust’s business.  Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render investment services, executive and administrative services to the Trust, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Trust and who perform management and administrative services for the Trust.

Under the Advisory Agreement, Eaton Vance will assume all the normal operating expenses of the Trust, including custody, transfer agent, audit, and printing and postage fees.  Eaton Vance will not be responsible for expenses incurred by the Trust in connection with any litigation or regulatory action.

The Investment Advisory and Administrative Agreement between the Adviser and the Trust (“Advisory Agreement”) with the Adviser continues in effect to ____, 201[2] and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Trust’s Board or by vote of a majority of the outstanding Units of the Trust.  The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding Units of the Trust.  The Agreement will terminate automatically in the event of its assignment.  The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

Pursuant to the Advisory Agreement, the Trust has agreed to pay the Adviser as compensation for its investment advisory and administrative services an annual fee of 0.75 percent of the Trust’s initial net assets.  The fees paid to Eaton Vance for investment advisory services will be based on the initial net asset value of the Trust; thus, during times when the current NAV declines due to volatility of the Contracts, its core Treasuries portfolio or otherwise, the fee paid will be higher than if the fee were based on the current NAV of the Trust and all such additional fees will be borne by the Unit holders.

Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts.  EV serves as trustee of Eaton Vance.  EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company.  EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.  The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane.  All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Faust and Richardson, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Walter P. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance, with the exception of Messrs. Stein and Langstraat).  The Voting Trustees have unrestricted voting rights for the election of Directors of EVC.  All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and its affiliates who are also officers, or officers and Directors of EVC and EV.  As indicated under “Trustees and Officers,” all of the officers of the Trust (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.  EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Trust, State Street Bank and Trust Company (“State Street”).  It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Trust, and such banks.

The Sub-Adviser
Parametric acts as an investment sub-adviser to the Trust pursuant to a sub-advisory agreement between the Adviser and Parametric (the “Sub-Advisory Agreement”).  Parametric’s principal office is located at 274 Riverside Avenue, Westport, Connecticut  06880.  Parametric was formed as a wholly-owned subsidiary of Parametric Portfolio Associates LLC, a subsidiary of Eaton Vance, in 2007.  Parametric specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for high net worth investors and investment company clients.  Parametric managed approximately $[__] billion in assets as of August 31, 2010.

Under the terms of the Sub-Advisory Agreement, Parametric provides advice and assistance with the development, implementation and execution of the Contracts, all subject to the supervision and direction of the Trust’s Board of Trustees and the Adviser.   For services rendered by Parametric under the Subadvisory Agreement, Eaton Vance (and not the Trust) will pay Parametric a fee in an amount equal to [0.XX]% of the Trust’s initial net asset value for its services.

The Sub-Advisory Agreement continues until [date] and from year to year thereafter if approved annually (i) by the Trust’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Trust’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Trust’s outstanding

Units or by Parametric upon three months notice.  As discussed above, Eaton Vance may terminate the Sub-Advisory Agreement with Parametric and directly assume responsibility for the services provided by Parametric upon approval by the Board of Trustees without the need for approval of the Unit holders of the Trust.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Parametric is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust.

Portfolio Managers
The portfolio managers of the Trust are [_____]. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Trust.  The following table shows, as of [date], the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

[TO BE ADDED BY AMENDMENT]

	Number ofaccounts	Total assets of accounts*	Number of accounts paying aperformance fee	Total assetsof accounts paying aperformance fee*
[ ]
Registered Investment Companies**	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

[ ]
Registered Investment Companies**	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

__________

[None of the portfolio managers beneficially owned Units of the Trust as of the date of this SAI.  As of [date], _____ and ____ each beneficially owned over $100,000, of funds in the Eaton Vance Fund Complex.]

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Trust’s investments on the one hand and the investments of other accounts for which the Trust manager is responsible for on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure of Eaton Vance

Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Eaton Vance’s Method to Determine Compensation

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

PRA’s Compensation Structure

Compensation of PRA portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a discretionary cash bonus, and (3) a share of the firm’s net income. PRA investment professionals also receive insurance and other benefits that are broadly available to all PRA employees. Compensation of PRA investment professionals is reviewed primarily on an annual basis.

PRA’s Method to Determine Compensation

PRA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers for other responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and share of net income are also influenced by the operating performance of PRA. Cash bonuses are determined based on a target percentage of PRA’s profits. While the salaries of PRA portfolio managers are comparatively fixed, cash bonuses and share of net income may fluctuate significantly from year-to-year, based on changes in financial performance and other factors.

CODE OF ETHICS

The Adviser, Sub-Adviser and the Trust have adopted Codes of Ethics governing personal securities transactions.  Under the Code of Ethics, Eaton Vance and Parametric employees may purchase and sell securities (including securities held or eligible for purchase by the Trust) subject to certain pre-clearance and reporting requirements and other procedures.

The Codes of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance, the Adviser, or Parametric, the Sub-Adviser.  As used below, “Adviser” refers to Eaton Vance or Parametric, as applicable. The Trust is responsible for the expenses associated with portfolio transactions.  The Adviser is also responsible for the execution of transactions for all other accounts managed by it.  The Adviser places the portfolio security transactions for execution with one or more broker-dealer firms.  The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the Adviser’s judgment are advantageous to the Trust and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates.  In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the full range and quality of the broker-dealer firm’s services, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any.  In addition, the Adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the Adviser’s obligation to seek best overall execution for the Trust.  The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Treasuries purchased and sold by the Trust are generally traded in the OTC market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations.  Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread.  The Trust may also purchase Treasuries from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters.  On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission.  Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Trust and the Adviser’s other clients in part for providing brokerage and research services to the Adviser.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Adviser may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided.  This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion.  Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.  The Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers.  Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in Treasuries, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer.  These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of Treasuries in fixed-price offerings.  The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the Treasuries.  The Adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer.  The Adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the Adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, non mass-marketed financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services that provide the Adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities.  Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer.  Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained.  The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

To the extent the Adviser uses research credits generated from the Trust’s securities transactions to pay for Third Party Research Services (as described above), the Adviser has agreed to reduce the comprehensive fee payable by the Trust by the amount of such research credits.  However, the Adviser generally does not expect to acquire Third Party Research Services with research credits but may do so in the future.

The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies.  Such companies may also pay cash for such information.

Securities considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances.  As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) the relative size of the account’s portfolio holdings in the same or similar investments; (iv) the percentage of uninvested cash per account; (v) for certain fixed income securities, the size of offering; (vi) the portfolio manager has specified an alternative allocation; and (vii) pro rata allocation would result in de minimis amounts being allocated to a portfolio or other client; or (viii) where the Adviser reasonably determines that departure from a pro rata allocation is advisable.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the

Trustees of the Trust that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

TAXES                                [TO BE UPDATED BY AMENDMENT]

The following discussion of federal income tax matters is based on the advice of [_______], counsel to the Trust. The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute each year substantially all of its net income and net realized short-term capital gain (after reduction by net realized long term capital loss and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to federal income tax on income paid to Unit holders in the form of dividends or capital gain distributions.

The Trust has been advised by tax counsel that each Contract should be treated as a forward contract that provides for payment or receipt of a single cash amount upon settlement and, accordingly, that (a) the Trust should not recognize income with respect to the Contracts until they settle and (b), upon settlement, the Trust should recognize capital gain or loss equal to the difference between the amount received or paid by the Trust and the Trust’s tax basis in each such Contract (if any), with the gain or loss treated as long term if the Contract has been held more than a year.

At least annually, the Trust intends to distribute any net capital gain (which is the excess of net realized long-term capital gain over net realized short-term capital loss) to Unit holders. Distributions of the Trust’s net capital gain (“capital gain distributions”), if any, are taxable to Unit holders as long-term capital gain, regardless of their holding period in the Units. Distributions of the Trust’s net investment income and net realized short-term gain are taxable to Unit holders as ordinary income.

If, for any calendar year, the Trust’s total distributions exceed the Trust’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Unit holder (up to the amount of the Unit holder’s basis in his or her Units) and thereafter as gain from the sale of Units (assuming the Units are held as a capital asset).  The Trust will inform Unit holders of the source and tax status of all distributions promptly after the close of each calendar year. Taxable distributions to certain non-corporate Unit holders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding.

If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Unit holders as ordinary income.

Selling Unit holders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Unit holder’s adjusted tax basis in the Units sold. If the Units are held as a capital asset, the gain or loss will be a capital gain or loss.  Any loss on a disposition of Units held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions or deemed distributions received with respect to those Units. For purposes of determining whether Units have been held for six months or less, the holding period is suspended for any periods during which the Unit holder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Units  will be disallowed to the extent those Units are replaced by other Units  within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Units. In that event, the basis of the replacement Units will be adjusted to reflect the disallowed loss.

Shortly after the Termination Date, the Trust expects to make a liquidating cash distribution to Unit holders of all of the Trust’s net assets pursuant to a plan of liquidation.  The Trust expects that any previously undistributed net income or net capital gain of the Trust will be treated as part of the liquidating distribution rather than designated separately as a dividend or capital gain distribution.  Alternatively, the Trust may designate a portion of the liquidating distribution as a dividend or capital gain distribution to the extent of the previously undistributed net income or net capital gain.  On the liquidation of the Trust, a Unit holder holding his or her Units as a capital asset will recognize capital gain or loss equal to the difference between (1) the amount received in such distribution (and not designated as a dividend or capital gain distribution) and (2) the Unit holder’s basis in his or her Units.  Such gain or loss will be long term if the Unit holder has held the Units for longer than one year and will otherwise be short term.

The foregoing briefly summarizes some of the important federal income tax consequences to Unit holders of investing in Units, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Units as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Trust is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust.  The Declaration of Trust contains an express disclaimer of Unit holder liability in connection with Trust property or the acts, obligations or affairs of the Trust.  The Declaration of Trust also provides that the Trustees may provide, whether in the by-laws or by contract, vote or other action, for the indemnification by the Trust or by any Class or Series thereof of the Unit holders, Trustees, officers and employees of the Trust and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable.  If such indemnification is provided, the risk of a Unit holder incurring financial loss on account of Unit holder liability would be limited to circumstances in which the Trust itself is unable to meet its obligations.  The Trust has been advised by its counsel that the risk of any Unit holder incurring any liability for the obligations of the Trust is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Trust or its Unit holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the Units voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the Units voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if Unit holders holding two-thirds of the outstanding Units have removed him from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose.  The Declaration of Trust further provides that the Trustees of the Trust shall promptly call a meeting of the Unit holders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding Units. In conformity with the requirements of Section 16(c) of the 1940 Act the Trust will assist such Unit holders by providing information as reasonably requested regarding other Trust Unit holders.

The Trust’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[___________], Boston, Massachusetts, is the independent registered public accounting firm for the Trust, providing audit services, tax return preparation and consultation with respect to the preparation of filings with the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE COMPLETED BY AMENDMENT]

FINANCIAL STATEMENTS

[TO BE COMPLETED BY AMENDMENT]

Appendix A

Eaton Vance Funds
Proxy voting policy and procedures

I.  OVERVIEW

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III.  DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.  REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I.  INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.  ROLES AND RESPONSIBILITIES

A.  Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.  Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.  PROXY VOTING GUIDELINES (“Guidelines”)

A.  General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.  Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.  Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.  Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken
The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

➢	A copy of the Advisers’ proxy voting policies and procedures;

➢	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

➢	A record of each vote cast;

➢	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

➢	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.  ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

➢
Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

➢	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

➢
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

➢
If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

➢
If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

➢	The client, in the case of an individual or corporate client;

➢	In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

➢	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

eUNITs™ 2 Year U.S. Equity Market Participation Trust: Enhanced Upside to Cap / Buffered Downside

Statement of Additional Information
[        ], 2010
_______________

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Parametric Risk Advisors LLC
274 Riverside Avenue
Westport, Connecticut  06880

Custodian

Transfer Agent

Independent Registered Public Accounting Firm
[            ]

PART C

OTHER INFORMATION

ITEM 25.                      FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

Included in Part A: Not applicable. Included in Part B: Report of Independent Registered Public Accounting Firm* Statement of Assets and Liabilities* Notes to Financial Statement*

____________________________
*  To be filed by Amendment

(2)	EXHIBITS:

(a)
Agreement and Declaration of Trust dated November 12, 2009, is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-163101 and 811-22348) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on November 13, 2009 (Accession No. 0000898432-09-001359) (“Initial Common Shares Registration Statement”).

(b)	By-Laws are incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement.

(c)	Not applicable.

(d)	Not applicable.

(e)	Dividend Reinvestment Plan to be filed by amendment.

(f)	Not applicable.

(g)	(1)	Investment Advisory and Administrative Agreement to be filed by amendment.

	(2)	Investment Sub-Advisory Agreement with Parametric Portfolio Management to be filed by amendment.

(h)	Form of Underwriting Agreement to be filed by amendment.

(i)	The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(j)	(1)	Master Custodian Agreement with State Street Bank & Trust Company dated September 1, 2010 to be filed by amendment.

	(2)	Amended and Restated Services Agreement dated September 1, 2010 with State Street Bank & Trust Company to be filed by amendment.

(k)	(1)	Transfer Agency and Services Agreement to be filed by amendment.

	(2)	Organizational and Expense Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant's Common Shares to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)	Not applicable.

(p)	Letter Agreement with Eaton Vance Management to be filed by amendment.

(q)	Not applicable.

(r)	(1)
Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised May 15, 2010 filed as Exhibit (r)(1) to Pre-Effective Amendment No. 2 of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund N-2 (File Nos. 333-164396, 811-22380) filed May 24, 2010 (Accession No. 0001193125-10-126745).

	(2)	Code of Ethics for Parametric Portfolio Associates, LLC to be filed by amendment.

(s)	Power of Attorney to be filed by amendment.

ITEM 26.          MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.          OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses

Total	$

ITEM 28.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.          NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of September 20, 2010 each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	0

ITEM 30.          INDEMNIFICATION

The Registrant's By-Laws filed in the Initial Common Shares Registration Statement contain, and the Form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption Investment advisory and other services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, State Street Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.          MANAGEMENT SERVICES

Not applicable.

ITEM 34.          UNDERTAKINGS

1.           The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of eUNITs™ 2 Year U.S. Equity Market Participation Trust: Enhanced Upside to Cap / Buffered Downside is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 20th day of September 2010.

eUNITs™ 2 Year U.S. Equity Market Participation Trust: Enhanced Upside to Cap / Buffered Downside

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Duncan W. Richardson Duncan W. Richardson	President and Chief Executive Officer	September 20, 2010
/s/ Barbara E. Campbell Barbara E. Campbell	Treasurer (and Principal Financial and Accounting Officer)	September 20, 2010
/s/ Frederick S. Marius Frederick S. Marius	Trustee	September 20, 2010
/s/ Jane Rudnick Jane Rudnick	Trustee	September 20, 2010